[LOGO]PBHG
      FUNDS
      INSURANCE SERIES FUND
      ANNUAL REPORT DECEMBER 31, 2001


     o PBHG GROWTH II PORTFOLIO
     o PBHG LARGE CAP GROWTH PORTFOLIO
     o PBHG MID-CAP VALUE PORTFOLIO
     o PBHG SELECT 20 PORTFOLIO
     o PBHG SELECT VALUE PORTFOLIO
     o PBHG SMALL CAP GROWTH PORTFOLIO
     o PBHG SMALL CAP VALUE PORTFOLIO
     o PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG GROWTH II PORTFOLIO

Dear Shareholder:

The PBHG Growth II Portfolio fell 40.47% during the one-year period ending December 31, 2001 compared to a decline of 20.15% for the benchmark Russell Midcap(R) Growth Index.

PERFORMANCE DISCUSSION

The year 2001 was particularly difficult for growth oriented portfolios, as deteriorating business conditions made it increasingly difficult to find compelling growth opportunities. The recessionary environment and broad economic slowdown persisted throughout the year, despite the Federal Reserve's efforts to revive the economy through an aggressive series of interest rate cuts. In a reversal of themes, the end of the year was marked by a shift in investor sentiment and rallying stock prices. However, this was not enough to erase the damage already inflicted on stock market returns during earlier quarters.

At the start of 2001, virtually every sector declined, with health care and technology hit particularly hard. As investors sought a safe haven from the market's uncertainty, portfolios with the highest P/E ratios and growth expectations, such as PBHG Growth II Portfolio, were punished more than portfolios with lower expectations. Despite a slight rebound in growth stocks during April and May, companies continued to cite deteriorating business conditions while offering little indication for when earnings growth might improve. In our search for companies with strong business fundamentals, we began to diversify our holdings by increasing our exposure to sectors such as consumer cyclicals, financials, health care, industrials and services, while simultaneously decreasing our technology weighting. Both the technology recession and the broad economic slowdown persisted longer than expected, only to be magnified by the tragic events of September 11. As round after round of earnings estimate reductions emerged, investor despair escalated. While all sectors within the benchmark Index remained negative, the worst performing area continued to be technology. We were overweight in this sector leading up to the fourth quarter, which detracted from Portfolio performance. Financials and consumer non-cyclicals performed well during the third quarter, meaning they were the least negative. Our holdings within the health care sector performed favorably relative to the benchmark and helped to offset the losses sustained by our technology holdings. In our opinion, the recessionary environment largely explains why technology stocks suffered while more defensive areas like health care fared better.

The post-September 11 environment was drastically different from the rest of the year. Immediately following the terrorist attacks, the stock market experienced a sharp decline. However, the fourth quarter was characterized by generally strong gains, as investors regained confidence in the stock market. The Portfolio was able to recover lost ground with regard to performance, but remained negative for the year, as did most of the major indexes and the benchmark Russell Midcap(R) Growth Index. Fourth quarter returns were hampered somewhat by an increased health care weighting and decreased technology exposure, which, we believe, prevented the Portfolio from capturing the full extent of the technology rally at the end of the year.

LOOKING FORWARD

Looking ahead, we expect Portfolio holdings to benefit as the business environment changes from that of lowering earnings estimates and fear of further reductions to just the opposite. Investors are clearly becoming more bullish as earnings risks subside. We believe that improving confidence in the investment outlook logically and historically favors more growth-oriented investment disciplines. As the economy begins to respond to the tremendous amount of monetary and fiscal stimulus injected throughout the past year, we are optimistic for a recovery in 2002 and our holdings reflect this sentiment. We have shifted the Portfolio to areas that we believe will benefit from revitalized economic growth. Accordingly, our exposure to more economically sensitive sectors, like technology, has increased while our weighting in more defensive areas, such as health care, has decreased. We continue to pursue companies that in our opinion have the best opportunities for accelerating growth in the quarters ahead, placing an emphasis on those companies that lead their industries or that have large markets within which to grow.

Sincerely,


/s/ Gary L. Pilgrim

Gary L. Pilgrim, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG GROWTH II PORTFOLIO

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                Annualized      Annualized
                                One Year        Three Year     Inception to
                                 Return           Return           Date(2)
--------------------------------------------------------------------------------
PBHG Growth II Portfolio        (40.47)%          (0.56)%          2.91%
--------------------------------------------------------------------------------

 Comparison of Change in the Value of a $10,000 Investment in the PBHG Growth II
          Portfolio versus the Russell Midcap(R) Growth Index and the
                       Lipper Mid-Cap Growth Funds Average

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

PBHG 8 FUND PLOT POINTS

GROWTH II

                                Russell Midcap    Lipper Mid-Cap
Date          PBHG Growth II     Growth Index      Growth Funds
----          --------------     ------------      ------------
4/30/97           10,000            10,000            10,000
5/31/97           10,090            10,896            11,179
6/30/97           10,450            11,198            11,665
7/31/97           11,300            12,269            12,601
8/31/97           10,960            12,150            12,588
9/30/97           11,440            12,765            13,527
10/31/97          10,830            12,125            12,794
11/30/97          10,580            12,252            12,615
12/31/97          10,750            12,413            12,691
1/31/98           10,380            12,189            12,512
2/28/98           11,250            13,335            13,634
3/31/98           11,710            13,894            14,282
4/30/98           12,140            14,083            14,409
5/31/98           11,240            13,504            13,575
6/30/98           11,840            13,886            14,130
7/31/98           10,950            13,291            13,330
8/31/98            8,430            10,754            10,544
9/30/98            9,320            11,568            11,322
10/31/98           9,720            12,419            11,859
11/30/98          10,240            13,257            12,806
12/31/98          11,630            14,630            14,361
1/31/99           12,620            15,069            14,930
2/28/99           11,490            14,332            13,817
3/31/99           12,460            15,130            14,763
4/30/99           13,380            15,820            15,446
5/31/99           13,190            15,616            15,424
6/30/99           14,550            16,706            16,688
7/31/99           14,550            16,175            16,469
8/31/99           15,170            16,006            16,413
9/30/99           15,370            15,870            16,691
10/31/99          16,850            17,098            18,114
11/30/99          18,550            18,868            20,266
12/31/99          23,050            22,135            23,967
1/31/2000         22,990            22,131            23,603
2/29/2000         31,010            26,783            29,199
3/31/2000         27,110            26,811            27,958
4/30/2000         23,510            24,208            25,223
5/31/2000         21,420            22,444            23,201
6/30/2000         27,680            24,825            26,444
7/31/2000         25,960            23,253            25,479
8/31/2000         31,340            26,760            28,786
9/30/2000         29,655            25,452            27,735
10/31/2000        24,772            23,710            25,697
11/30/2000        17,834            18,558            20,951
12/31/2000        19,207            19,535            22,415
1/31/2001         19,746            20,650            22,913
2/28/2001         14,517            17,078            19,579
3/31/2001         11,669            14,634            17,300
4/30/2001         14,049            17,073            19,649
5/31/2001         13,836            16,993            19,698
6/30/2001         14,009            17,002            19,683
7/31/2001         12,859            15,856            18,504
8/31/2001         11,536            14,706            17,177
9/30/2001          9,787            12,276            14,578
10/31/2001        10,336            13,566            15,588
11/30/2001        11,089            15,027            16,929
12/31/2001        11,435            15,598            17,630

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Growth II Portfolio benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies.The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The PBHG Growth II Portfolio commenced operations on April 30, 1997.

(3) The Russell Midcap(R) Growth Index is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) The Lipper Mid-Cap Growth Funds Average represents the average performance of 478 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

       SECTOR WEIGHTINGS - AT DECEMBER 31, 2001


Consumer Cyclical                                (15%)
Consumer Non-Cyclical                             (1%)
Energy                                            (2%)
Health Care                                      (22%)
Industrial                                       (10%)
Services                                         (12%)
Technology                                       (38%)

    % of Total Portfolio Investments in Common Stock


          TOP TEN HOLDINGS - DECEMBER 31, 2001

Varian Medical Systems                            3.3%
Nvidia                                            2.9%
Apollo Group, Cl A                                2.6%
Polycom                                           2.4%
Cytyc                                             2.4%
BISYS Group                                       2.3%
Bed Bath & Beyond                                 2.3%
PerkinElmer                                       2.2%
Microchip Technology                              2.2%
Gemstar-TV Guide International                    2.2%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
    IN COMMON STOCK                              24.8%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO


Dear Shareholder,

Growth stocks continued to bear the brunt of exceptionally difficult market conditions during 2001. Accordingly, PBHG Large Cap Growth Portfolio declined 28.28% for the year ending December 31, 2001. The Portfolio trailed the benchmark S&P 500 Index, which fell 11.89% for the same period.

PERFORMANCE DISCUSSION

The recurring theme through most of the year was a rotation out of previously favored growth-oriented investments and into perceived safer investments. As investors grappled with bad news throughout the year, stocks were unable to regain their footing for any significant length of time. Markets were clearly in trouble prior to the tragic events of September 11, as investor sentiment sagged due to increasing layoffs, persistent profit warnings and generally disappointing corporate earnings. The Federal Reserve cut rates aggressively throughout the year in a committed effort to stimulate the ailing economy, but so far its actions have done little to sway the stubborn downturn. There were a couple of bright spots, however, especially in the second and fourth quarters. Sectors that performed poorly in the first and third quarters, such as technology and consumer cyclical, lifted returns during the second and fourth quarters. The fourth quarter was especially strong, as stocks benefited from an increase in consumer confidence resulting from both the Federal Reserve's aggressive monetary easing and the public's positive view on the progression of the war against terrorism. Consistent with broad market indexes, PBHG Large Cap Growth Portfolio posted strong fourth quarter returns amid a period of rebound for many growth companies and specifically for the technology sector. The Portfolio rose 10.41%, keeping pace with the benchmark S&P 500 Index, which rose 10.69% during the quarter. It appeared that those stocks that had valuations fall the most in previous quarters bounced the highest during the final quarter of 2001. While our positions in the consumer cyclical, industrial and services sectors illustrated this theme and contributed positively to performance, a slightly underweight position in technology dragged on returns.

LOOKING FORWARD

The elements for renewed economic growth appear to be in place, as many stocks that were trapped in depressed territory have started to experience some positive returns over the past few months. We believe that the current low interest rate environment will continue, inflation will likely remain in check and earnings have probably bottomed. As these conditions are generally favorable for financial assets, we expect to see growth stocks begin to perform more in line with historical averages.

In seeking the fastest growing quality companies, we look for those businesses that are in good situations that we believe are getting better. The past year was very difficult given the economic climate and unfortunately this was not a strategy that paid off all the time. We remain convinced, however, that investing in the highest quality companies does pay off in the long-term, as evidenced by signs of improved quality in the technology rally during late December. Looking ahead, we are confident that the fiscal and monetary stimulus, combined with the stabilization of the political climate, put us closer to economic recovery.

Sincerely,

/s/ Michael S. Sutton


Michael S. Sutton, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                      Annualized     Annualized
                                        One Year      Three Year    Inception to
                                         Return         Return         Date(2)
--------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio         (28.28)%        5.30%          13.46%


        Comparison of Change in the Value of a $10,000 Investment in the
            PBHG Large Cap Growth Portfolio versus the S&P 500 Index
                 and the Lipper Large-Cap Growth Funds Average


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

LARGE CAP GROWTH

               PBHG Large                       Lipper Large-Cap
Date           Cap Growth       S&P 500 Index     Growth Funds
----           ----------       -------------     ------------
4/30/97          10,000            10,000            10,000
5/31/97          10,500            10,608            10,684
6/30/97          10,780            11,083            11,126
7/31/97          11,790            11,965            12,149
8/31/97          11,430            11,295            11,590
9/30/97          11,960            11,914            12,204
10/31/97         11,520            11,516            11,769
11/30/97         11,420            12,049            12,040
12/31/97         11,820            12,255            12,197
1/31/98          11,730            12,391            12,374
2/28/98          12,960            13,284            13,346
3/31/98          13,510            13,964            13,958
4/30/98          13,600            14,104            14,156
5/31/98          13,140            13,862            13,796
6/30/98          14,110            14,425            14,583
7/31/98          14,020            14,272            14,449
8/31/98          11,690            12,211            12,086
9/30/98          12,530            12,993            12,921
10/31/98         12,750            14,050            13,775
11/30/98         13,540            14,901            14,719
12/31/98         15,440            15,760            16,207
1/31/99          16,070            16,419            17,186
2/28/99          15,190            15,909            16,495
3/31/99          16,160            16,545            17,434
4/30/99          16,120            17,186            17,566
5/31/99          15,460            16,780            17,020
6/30/99          16,540            17,712            18,223
7/31/99          16,010            17,159            17,682
8/31/99          16,140            17,073            17,677
9/30/99          16,420            16,605            17,512
10/31/99         17,930            17,656            18,736
11/30/99         20,120            18,015            19,741
12/31/99         25,510            19,076            22,068
1/31/2000        26,030            18,118            21,225
2/29/2000        32,400            17,775            22,662
3/31/2000        31,320            19,514            23,915
4/30/2000        27,910            18,926            22,557
5/31/2000        25,420            18,538            21,271
6/30/2000        30,080            18,995            22,801
7/31/2000        30,040            18,698            22,367
8/31/2000        33,960            19,860            24,291
9/30/2000        32,364            18,811            22,649
10/31/2000       29,128            18,732            21,584
11/30/2000       24,376            17,255            18,819
12/31/2000       25,133            17,339            18,816
1/31/2001        25,205            17,954            19,365
2/28/2001        22,327            16,317            16,596
3/31/2001        19,685            15,284            14,991
4/30/2001        21,313            16,471            16,514
5/31/2001        21,252            16,582            16,377
6/30/2001        20,832            16,178            15,894
7/31/2001        20,074            16,019            15,369
8/31/2001        18,394            15,016            14,132
9/30/2001        16,325            13,804            12,726
10/31/2001       17,042            14,067            13,229
11/30/2001       18,230            15,146            14,455
12/31/2001       18,026            15,278            14,500

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Large Cap Growth Portfolio benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The PBHG Large Cap Growth Portfolio commenced operations on April 30, 1997.

(3) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) The Lipper Large-Cap Growth Funds Average represents the average performance of 880 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period, absent; fee waivers and reimbursements, performance may have been lower.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

SECTOR WEIGHTINGS - AT DECEMBER 31, 2001

Consumer Cyclical                                 (15%)
Consumer Non-Cyclical                              (2%)
Financial                                         (10%)
Health Care                                       (31%)
Industrial                                         (7%)
Services                                           (9%)
Technology                                        (25%)
Utilities                                          (1%)

% of Total Portfolio Investments in Common Stock


      TOP TEN HOLDINGS - AT DECEMBER 31, 2001

Tyco International                                4.7%
Home Depot                                        4.5%
Qualcomm                                          4.0%
Forest Laboratories                               3.7%
Microsoft                                         3.7%
Concord EFS                                       3.5%
Freddie Mac                                       3.3%
Abbot Laboratories                                3.2%
Pfizer                                            2.8%
Quest Diagnostics                                 2.7%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
    IN COMMON STOCK                              36.1%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG MID-CAP VALUE PORTFOLIO

Dear Shareholder,

Deteriorating economic conditions and the tragic events of September 11 created a challenging environment for stocks in 2001. We are therefore pleased that the PBHG Mid-Cap Value Portfolio finished well ahead of its benchmark, the S&P Midcap 400 Index for the year ending December 31, 2001. The Portfolio gained 7.95% compared to the 0.61% decline of the Index for the period.

PERFORMANCE DISCUSSION

Throughout the year, the market moved between positive and negative territory as it unsuccessfully attempted to discern signs of an economic rebound amid murky data and forecasts. In select cases during the year, we felt that the market's uncertainty provided opportunities for us to own companies with attractive valuations and the types of characteristics that we typically emphasize, namely solid management teams, strong operating histories and improving near-term and long-term prospects for growth. Many of these opportunities were found in the technology sector, resulting in an increased position in that sector. Technology companies contributed most to the Portfolio's strong performance throughout the year, particularly in the second and fourth quarters when investor sentiment turned more positive and focused on recovery. Similar to the broad stock market, the results of our health care holdings varied between quarters, but generally detracted from Portfolio returns.

Strong fourth quarter results boosted Portfolio performance for the year. Specifically, our holdings in the retail and cable areas contributed positively to returns due to the perception that the economy had bottomed and there would soon be renewed growth. Our holdings received help from consumer spending which remained relatively strong despite the weak economy. In the cable area, consumers continued to invest in new services, such as high-speed cable access and digital cable. Our retail holdings profited from better than expected sales, especially during the holiday season. Because we typically do not make large sector bets, we were not significantly over or underweighted in any one sector during the year.

LOOKING FORWARD

While the outlook for economic recovery remains clouded, some positive signs have emerged. We are encouraged by the resilience of U.S. markets, which have generally rebounded since the terrorist attacks and held their own despite the softening economy and war on terrorism. We believe that the stock market's strong fourth quarter rally and the tremendous amount of monetary stimulus presently at work in the economy should help to restore consumer confidence and spending. These signs give us reason to believe that we could see an increase in economic activity as early as the first half of 2002. Going forward, we believe there must be an increase in business and consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery.

The greatest challenge we faced at the end of 2001 was determining how the economy and specific companies would react following the events of September 11. Through careful research, we determined that continued monetary stimulus coupled with the cost-cutting efforts that companies in the consumer cyclical, technology and industrial sectors have been undertaking during the year would begin to lead to improved performance. Our research was substantiated by several holdings that performed favorably in the final months of the year, a trend we expect to continue in the months ahead. We look forward to 2002 with cautious optimism that the worst is behind us and signs of renewed growth will return to the marketplace. We believe that the Portfolio is favorably positioned to benefit from the eventual recovery.

Sincerely,

/s/ Jerome J. Heppelmann

Jerome J. Heppelmann, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG MID-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                     Annualized      Annualized
                                        One Year     Three Year     Inception to
                                         Return        Return          Date(2)
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio              7.95%        20.34%          23.86%
--------------------------------------------------------------------------------

 Comparison of Change in the Value of a $10,000 Investment in the PBHG Mid-Cap
  Value Portfolio versus the S&P MidCap 400 Index, the S&P Barra MidCap Value
                Index and the Lipper Mid-Cap Core Funds Average


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

MID CAP

             PBHG Mid-Cap      S&P MidCap     Lipper Mid-Cap  S&P Barra Mid-Cap
Date            Value          400 Index       Value Funds       Value Index
----            -----          ---------       -----------       -----------
11/30/98       10,000           10,000           10,000           10,000
12/31/98       11,100           11,208           10,340           10,446
1/31/99        11,300           10,772           10,297            9,900
2/28/99        10,640           10,208            9,899            9,427
3/31/99        11,180           10,493           10,136            9,605
4/30/99        11,420           11,321           11,019           10,534
5/31/99        12,010           11,370           11,226           10,706
6/30/99        12,840           11,979           11,557           11,039
7/31/99        12,650           11,724           11,305           10,892
8/31/99        12,190           11,322           10,844           10,479
9/30/99        12,017           10,972           10,457            9,963
10/31/99       12,110           11,532           10,552           10,163
11/30/99       12,556           12,137           10,781           10,367
12/31/99       13,948           12,858           11,241           10,688
1/31/2000      13,363           12,496           10,755           10,226
2/29/2000      14,007           13,371           10,648            9,851
3/31/2000      16,066           14,489           11,718           11,359
4/30/2000      15,703           13,984           11,630           11,255
5/31/2000      16,347           13,809           11,767           11,580
6/30/2000      16,230           14,012           11,627           11,057
7/31/2000      16,008           14,233           11,780           11,495
8/31/2000      17,716           15,822           12,536           12,317
9/30/2000      17,178           15,714           12,548           12,499
10/31/2000     17,006           15,181           12,679           12,380
11/30/2000     16,047           14,035           12,342           12,397
12/31/2000     17,919           15,109           13,375           13,664
1/31/2001      18,306           15,445           13,833           14,273
2/28/2001      17,905           14,564           13,691           13,801
3/31/2001      17,360           13,481           13,291           13,193
4/30/2001      18,952           14,968           14,130           14,387
5/31/2001      19,611           15,317           14,523           14,671
6/30/2001      19,740           15,255           14,530           14,695
7/31/2001      19,439           15,028           14,534           14,696
8/31/2001      18,751           14,536           14,265           14,398
9/30/2001      16,077           12,728           12,769           12,783
10/31/2001     16,798           13,291           13,134           12,983
11/30/2001     18,415           14,280           14,113           13,772
12/31/2001     19,344           15,017           14,767           14,639

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Mid-Cap Value Portfolio benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. The returns shown reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.

(3) The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) The S&P Barra MidCap Value Index is an unmanaged capitalization-weighted index that consists of those securities in the S&P MidCap 400 Index with lower price-to-book ratios. The Index reflects the reinvestments of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) The Lipper Mid-Cap Core Funds Average represents the average performance of 214 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category. The performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

       SECTOR WEIGHTINGS - AT DECEMBER 31, 2001

Consumer Cyclical                                 (20%)
Consumer Non-Cyclical                              (4%)
Energy                                             (6%)
Financial                                         (20%)
Health Care                                        (9%)
Industrial                                        (12%)
Services                                           (9%)
Technology                                        (11%)
Utilities                                          (6%)
Basic Materials                                    (3%)

    % of Total Portfolio Investments in Common Stock


        TOP TEN HOLDINGS - DECEMBER 31, 2001

Adelphia Communications, Cl A                     2.8%
DST Systems                                       2.2%
Mirant                                            2.2%
Allmerica Financial                               1.8%
Idec Pharmaceuticals                              1.8%
Cablevision Systems, Cl A                         1.8%
Hanover Compressor                                1.8%
Metro-Goldwyn-Mayer                               1.7%
Brinker International                             1.7%
Prudential Financial                              1.6%
-------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
 IN COMMON STOCK                                 19.4%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SELECT 20 PORTFOLIO

Dear Shareholder:

Hampered by deteriorating economic conditions, the PBHG Select 20 Portfolio dropped 36.17% compared to a loss of 11.89% for the benchmark S&P 500 Index, for the year ending December 31, 2001.

PERFORMANCE DISCUSSION

The year 2001 challenged growth investors to search the almost endless sea of bad news for any signs of strong company fundamentals. Despite the Federal Reserve's record eleven interest rate cuts throughout the year, an economic recovery seemed increasingly elusive. The first three quarters of the year were marked by poor economic conditions, a deceleration in business activity and overall uncertainty leading up to the tragedy of September 11. Following the initial fallout from the terrorist attacks, the remainder of the year brought improvements to the more economically sensitive sectors, such as technology, that had underperformed earlier in the year.

Several factors contributed to the Portfolio's underperformance throughout the majority of the year. Amid the weak macroeconomic environment, investor rotation into safe havens, such as value stocks, and away from aggressive growth names had a negative impact on returns. Within the technology sector, capital expenditures declined dramatically in January, and virtually stopped in February, due to financial weakness among customers. Taking advantage of rapidly compressing P/E ratios became fashionable and the activities of short sellers served to exacerbate the sector's difficulties. April brought a glimmer of renewed optimism and the market temporarily rebounded. However, once earnings reporting season entered full swing in mid-May, the market began to move sideways due to the lack of good news coming from most major U.S. corporations.

Just when shades of recovery were beginning to appear towards the end of the third quarter, the devastating terrorist attacks undermined the markets. The broad sell-off that occurred when equity markets reopened on September 17 was severe, although somewhat expected. On a positive note, the market's strong fourth quarter gains were able to reclaim lost ground from earlier in the year. The consumer sector rebounded strongly during these final months of the year, fueled by an increase in consumer confidence resulting from both the Federal Reserve continuing its aggressive monetary easing and the public's positive view on the progression of the war against terrorism. In the industrial sector, Tyco International, the Portfolio's largest holding, rebounded strongly, and positive movements in the services sector also helped returns. While fourth quarter returns were encouraging, they were not enough to overcome the decidedly negative market trend that prevailed for most of the year.

LOOKING FORWARD

We believe the timing and strength of the economic recovery will dictate the overall market environment in 2002. While we hesitate to forecast events such as these, we are cognizant of their impact on the general market. To avoid a prolonged economic recession, the consumer must remain resilient. Lower interest rates should prove the necessary ingredient to ensure the consumer stays strong. We continue to position the Portfolio to take full advantage of this impending economic recovery.

As the economic rebound gains strength, we believe investors will begin to reduce their positions in more stable growth companies, such as pharmaceutical and specialty pharmaceutical issues, as they look to capture the upside of the recovery by adding more cyclical stocks to their portfolios. We, too, may rotate out of these more defensive names as we see the signposts for improving business fundamentals redirect companies on an individual basis toward a path of improved earnings growth.


Sincerely,

/s/ Michael S. Sutton

Michael S. Sutton, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SELECT 20 PORTFOLIO


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                              Annualized       Annualized
                               One Year       Three Year      Inception to
                                Return          Return           Date(2)
--------------------------------------------------------------------------------
PBHG Select 20 Portfolio       (36.17)%         (0.84)%          11.48%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the PBHG Select 20 Portfolio versus the S&P 500 Index and the Lipper Large-Cap Growth Funds Average


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

SELECT 20

              PBHG Select 20                   Lipper Large-Cap
Date            Portfolio      S&P 500 Index     Growth Funds
----            ---------      -------------     ------------
9/25/97          10,000           10,000           10,000
9/30/97           9,980           10,033           10,000
10/31/97          9,610            9,698            9,643
11/30/97          9,660           10,147            9,866
12/31/97         10,030           10,321            9,994
1/31/98          10,200           10,435           10,139
2/28/98          11,330           11,187           10,936
3/31/98          11,970           11,760           11,437
4/30/98          12,210           11,878           11,599
5/31/98          11,940           11,674           11,304
6/30/98          13,150           12,148           11,949
7/31/98          13,220           12,019           11,839
8/31/98          11,020           10,283            9,903
9/30/98          12,600           10,942           10,588
10/31/98         12,850           11,832           11,287
11/30/98         13,750           12,549           12,061
12/31/98         16,300           13,272           13,280
1/31/99          17,690           13,828           14,082
2/28/99          16,510           13,398           13,516
3/31/99          17,930           13,934           14,285
4/30/99          17,270           14,473           14,394
5/31/99          16,700           14,132           13,946
6/30/99          17,870           14,916           14,932
7/31/99          17,410           14,451           14,488
8/31/99          18,150           14,378           14,484
9/30/99          18,760           13,984           14,349
10/31/99         20,820           14,869           15,352
11/30/99         24,841           15,172           16,175
12/31/99         32,701           16,065           18,082
1/31/2000        31,851           15,258           17,392
2/29/2000        38,221           14,969           18,569
3/31/2000        39,111           16,434           19,596
4/30/2000        34,651           15,939           18,483
5/31/2000        30,141           15,612           17,429
6/30/2000        36,131           15,997           18,682
7/31/2000        35,871           15,747           18,327
8/31/2000        41,091           16,725           19,904
9/30/2000        37,549           15,842           18,558
10/31/2000       33,629           15,775           17,686
11/30/2000       25,401           14,531           15,420
12/31/2000       24,895           14,602           15,417
1/31/2001        25,454           15,120           15,867
2/28/2001        20,776           13,742           13,598
3/31/2001        17,373           12,871           12,283
4/30/2001        19,101           13,871           13,531
5/31/2001        18,890           13,964           13,419
6/30/2001        18,195           13,625           13,023
7/31/2001        17,426           13,490           12,594
8/31/2001        15,593           12,646           11,580
9/30/2001        14,107           11,625           10,428
10/31/2001       14,889           11,846           10,839
11/30/2001       16,147           12,755           11,844
12/31/2001       15,892           12,867           11,881

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Select 20 Portfolio benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Funds that concentrate investments in one or a group of industries or to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The PBHG Select 20 Portfolio commenced operations on September 25, 1997.

(3) The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) The Lipper Large-Cap Growth Funds Average represents the average performance of 880 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at that month's end, September 30, 1997.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

       SECTOR WEIGHTINGS - AT DECEMBER 31, 2001

Consumer Cyclical                                (13%)
Financial                                        (10%)
Health Care                                      (32%)
Industrial                                       (11%)
Services                                         (15%)
Technology                                       (19%)

   % of Total Portfolio Investments in Common Stock


         TOP TEN HOLDINGS - DECEMBER 31, 2001

Tyco International                               10.9%
Concord EFS                                       8.1%
Freddie Mac                                       7.0%
Prizer                                            6.5%
Home Depot                                        6.1%
Microsoft                                         5.5%
Qualcomm                                          5.4%
Amgen                                             5.4%
UnitedHealth Group                                5.3%
Gemstar-TV Guide International                    5.1%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
    IN COMMON STOCK                              65.3%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SELECT VALUE PORTFOLIO

Dear Shareholder:

Despite a strong finish to the year, volatility and uncertainty were the markets' persistent themes, sending stock prices lower for the better part of the year. Although economic conditions were challenging, PBHG Select Value Portfolio returned 1.72%, significantly outperforming the benchmark S&P 500 Index, which fell 11.89% during 2001.

PERFORMANCE DISCUSSION

In a year marked by tragedy and economic distress, many investors will be only too happy to bid farewell to 2001. During the year, the markets were generally hampered by a deceleration in business activity, slumping economic conditions and overall uncertainty. Based on data released throughout the year, investors were expecting to see markets bottom and turn the corner toward more positive trends. Month after month, however, they were frustrated, as markets floundered between positive and negative news. While downward pressure had previously been limited to the technology sector, investors lost interest in equities of all kinds, as earnings disappointments and layoffs weighed on markets.

Just when more consistent signs of recovery were beginning to emerge, the devastating terrorist attacks undermined markets and dashed the hopes for an economic turnaround in 2001. Some industries, such as airlines and insurance, suffered crushing blows immediately following the tragedies. Although most major indexes did regain their losses, overall activity remained unstable for the remainder of the year. Usually working in favor of economic stabilization, the combination of low inflation, aggressive monetary easing, which included a record 11 interest rate cuts in 2001, tax rebates, and low energy prices did little to sway the stubborn downtrend.

In general, defensive stocks, such as those in the health care sector, performed the best during the year. Although technology stocks had a difficult year overall, they started to benefit from renewed investor enthusiasm for economically sensitive stocks during the fourth quarter. Since consumer spending remained healthier than expected throughout the year, our underweight positions in the consumer cyclical and consumer staple sectors somewhat dragged on performance, although we are pleased with our results relative to the benchmark. In anticipation of better conditions next year, we plan to maintain higher exposure to technology and financials and lower exposure to the consumer cyclical sector. This strategy may include selling some of our defensive names and adding more economically sensitive positions, particularly in the technology and financial sectors.

OUTLOOK

While a great deal of uncertainty remains regarding the economic outlook, we are encouraged by the resilience of U.S. markets, which have rebounded since the terrorist attacks and held their own despite weakening economic conditions and the war in Afghanistan. It is difficult to determine if the recession has run its full course, but some encouraging signs have emerged, including decreasing initial jobless claims and rising stock prices. Furthermore, a recent report from the Conference Board showed the Index of Leading Economic Indicators posting better than expected results. This may indicate that the recession is winding down and we could be seeing an uptick in economic activity as early as the first half of next year. Going forward, we believe there must be an increase in business and consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery. Stock markets have rarely experienced three down years in a row and we have every reason to believe that the steps taken to provide fiscal and monetary stimulus will begin to right the economy. We look ahead to 2002 with optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace.

Sincerely,

/s/ Raymond J. McCaffrey

Raymond J. McCaffrey, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SELECT VALUE PORTFOLIO

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                              Annualized       Annualized
                               One Year       Three Year      Inception to
                                Return          Return           Date(2)
--------------------------------------------------------------------------------

PBHG Select Value Portfolio      1.72%           9.30%           16.31%
--------------------------------------------------------------------------------

  Comparison of Change in the Value of a $10,000 Investment in the PBHG Select
    Value Portfolio versus the S&P 500 Index and the Lipper Large-Cap Value
                                  Funds Average


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

SELECT VALUE

              PBHG Select                        Lipper Large-Cap
Date        Value Portfolio      S&P 500 Index      Value Funds
----        ---------------      -------------      -----------
10/28/97         10,000            10,000            10,000
10/31/97          9,900             9,926            10,000
11/30/97         10,098            10,385            10,290
12/31/97         10,336            10,563            10,465
1/31/98          10,336            10,680            10,453
2/28/98          11,000            11,450            11,168
3/31/98          11,525            12,036            11,662
4/30/98          11,743            12,157            11,727
5/31/98          11,743            11,948            11,512
6/30/98          11,902            12,443            11,621
7/31/98          11,837            12,301            11,306
8/31/98          10,181            10,525             9,663
9/30/98          11,004            11,199            10,181
10/31/98         12,263            12,110            10,980
11/30/98         13,165            12,844            11,503
12/31/98         14,259            13,584            11,860
1/31/99          14,509            14,152            11,984
2/28/99          13,920            13,712            11,675
3/31/99          14,279            14,261            12,033
4/30/99          14,679            14,813            12,913
5/31/99          14,749            14,463            12,745
6/30/99          15,578            15,266            13,191
7/31/99          15,249            14,790            12,761
8/31/99          14,989            14,716            12,432
9/30/99          14,801            14,312            11,952
10/31/99         15,557            15,218            12,486
11/30/99         15,823            15,527            12,495
12/31/99         15,527            16,442            12,756
1/31/2000        15,271            15,616            12,268
2/29/2000        14,290            15,320            11,580
3/31/2000        15,895            16,819            12,759
4/30/2000        16,426            16,313            12,683
5/31/2000        16,917            15,978            12,788
6/30/2000        16,467            16,372            12,440
7/31/2000        15,680            16,116            12,459
8/31/2000        16,886            17,117            13,233
9/30/2000        17,395            16,214            13,032
10/31/2000       17,316            16,145            13,372
11/30/2000       17,406            14,872            12,779
12/31/2000       18,303            14,945            13,400
1/31/2001        19,937            15,475            13,656
2/28/2001        19,778            14,064            13,114
3/31/2001        19,063            13,173            12,601
4/30/2001        20,062            14,197            13,300
5/31/2001        20,186            14,292            13,514
6/30/2001        19,596            13,944            13,129
7/31/2001        19,664            13,807            13,072
8/31/2001        18,609            12,943            12,485
9/30/2001        16,630            11,897            11,506
10/31/2001       17,285            12,124            11,593
11/30/2001       18,584            13,054            12,325
12/31/2001       18,618            13,169            12,518

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Select Value Portfolio benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risks and more price volatility than more diversified funds.The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The PBHG Select Value Portfolio commenced operations on October 28, 1997.

(3) The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) The Lipper Large-Cap Value Funds Average represents the average performance of 338 mutual funds classified by Lipper, Inc. in the Large-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. The chart assumes $10,000 invested in the Lipper Large-Cap Value Funds Average at that month's end, October 31, 1997.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

       SECTOR WEIGHTINGS - AT DECEMBER 31, 2001

Consumer Cyclical                                  (5%)
Consumer Non-Cyclical                              (9%)
Energy                                             (7%)
Financial                                         (22%)
Health Care                                       (11%)
Industrial                                        (18%)
Services                                           (8%)
Technology                                        (20%)

   % of Total Portfolio Investments in Common Stock

         TOP TEN HOLDINGS - DECEMBER 31, 2001

Safeway                                           5.3%
Qwest Communications International                4.9%
AOL Time Warner                                   4.8%
Citigroup                                         4.2%
Kroger                                            4.1%
Bristol-Myers Squibb                              4.1%
JP Morgan Chase                                   4.0%
EL Paso                                           3.8%
Lucent Technologies                               3.7%
Compaq Computer                                   3.6%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
    IN COMMON STOCK                              42.5%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP GROWTH PORTFOLIO

Dear Shareholder,

Small cap growth stocks declined 9.23% for the year ending December 31, 2001 and lagged their value counterparts which rose 14.02%, for the second consecutive year, as measured by the Russell 2000(R) Growth Index and the Russell 2000(R) Value Index, respectively.

PERFORMANCE DISCUSSION

PBHG Small Cap Growth Portfolio has declined 15.10% since its inception date of April 30, 2001, compared to a drop of 4.63% for the benchmark Russell 2000(R) Growth Index for the same period.

During this time, broad market indexes languished under challenging market conditions. Until mid year, our holdings in the technology, industrial and energy sectors had the most negative impact on returns, while our health care choices provided some stabilization in the uncertain climate. As the year progressed, the environment became generally more hostile, as young, high growth companies across many industries suffered due to steadily eroding economic statistics and earnings disappointments. We focused our stock selection strategy on determining which companies were experiencing short-term cycle-driven earnings pressure and which were encountering more fundamental disappointments that could prevent recovery as economic recovery takes shape.

Encouraging signs in the behavior of small company growth stocks began to emerge late in the third quarter and continued into the fourth quarter. Technology stocks, which had borne the brunt of the economic slowdown, showed evidence of stabilized business conditions, improved earnings visibility, and a dramatic reduction in the incidence of negative earnings warnings as the year drew to a close. Our significant weighting in this area compared to the benchmark helped performance late in the year, as the Portfolio rose a strong 31.83% in the last three months of the year. Additionally, solid results in the consumer sector were followed by a rebound in confidence after the tragic events of September 11.

LOOKING FORWARD

We believe the opportunities to profit from the increased use of technology are vast and undiminished by the current recession. In fact, we think the need for many technology products and services has been magnified by the events of 2001. Personal wireless communications, video conferencing and collaboration, and smart weaponry, surveillance, and battlefield management are a few examples of areas we believe hold major growth opportunities for the future. Accordingly, we have identified many exciting young technology companies that we expect will emerge as profitable leaders in these growth markets. We have also rebuilt exposure to what we believe to be well-positioned technology names.

While Congress failed to reach a decision on the fiscal stimulus package, we believe that the fiscal and monetary action already taken to help aid the economy will start to work in 2002. Historically, markets have rarely seen three consecutive down years. Given its small company holdings, which typically perform the best as the economy starts its recovery, we believe the Portfolio is positioned favorably to benefit from the expected upturn in economic activity.

Sincerely,

/s/ Peter J. Niedland

Peter J. Niedland, CFA

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                         Cumulative
                                                        Inception to
                                                           Date(2)
--------------------------------------------------------------------------------
PBHG Small Cap Growth Portfolio                           (15.10)%
--------------------------------------------------------------------------------

  Comparison of Change in the Value of a $10,000 Investment in the PBHG Small
        Cap Growth Portfolio versus the Russell 2000(R) Growth Index and the Lipper Small Cap Growth Funds Average


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                PBHG Small Cap      Russell 2000      Lipper Small Cap
Date             Growth Fund        Growth Index    Growth Funds Average
----             -----------        ------------    --------------------
4/30/2001          10,000              10,000              10,000
5/31/2001           9,810              10,232              10,238
6/30/2001           9,930              10,511              10,526
7/31/2001           9,090               9,614               9,925
8/31/2001           8,060               9,014               9,340
9/30/2001           6,440               7,559               7,899
10/31/2001          7,360               8,286               8,541
11/30/2001          8,000               8,978               9,190
12/31/2001          8,490               9,537               9,755

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium companies may involve greater risk and price volatility than securities of larger more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waiversand reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The PBHG Small Cap Growth Portfolio commenced operations on April 30, 2001.

(3) The Russell 2000(R) Growth Index is an unmanaged index comprise of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) The Lipper Small-Cap Growth Funds Average represents the average performance of 399 mutual funds classified by Lipper, Inc. in the Small-Cap Growth Funds category. These performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible.The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

       SECTOR WEIGHTINGS - AT DECEMBER 31, 2001

Basic Materials                                    (2%)
Consumer Cyclical                                 (19%)
Consumer Non-Cyclical                              (3%)
Health Care                                       (17%)
Industrial                                         (5%)
Services                                          (11%)
Technology                                        (43%)

   % of Total Portfolio Investments in Common Stock

         TOP TEN HOLDINGS - DECEMBER 31, 2001

Krispy Kreme Doughnuts                            2.8%
Polycom                                           2.5%
Elantec Semiconductor                             2.4%
Emulex                                            2.4%
Impath                                            2.4%
Whole Foods Market                                2.4%
Corporate Executive Board                         2.0%
Myriad Genetics                                   1.9%
P.F. Chang's China Bistro                         1.8%
Advent Software                                   1.7%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
   IN COMMON STOCK                               22.3%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP VALUE PORTFOLIO

Dear Shareholder:

Performing favorably in the face of uncertain and dismal overall market conditions, PBHG Small Cap Value Portfolio rose 6.07% for the year ending December 31, 2001, compared to a modest gain of 2.49% by the benchmark Russell 2000(R) Index for the same period.

PERFORMANCE DISCUSSION

While markets struggled to interpret economic indicators that vacillated between revival and slowdown for most of the year, recession finally got the upper hand. During the fourth quarter, The National Bureau of Economic Research announced that the economy had in fact entered a recession in March. Mixed data was prevalent throughout the year, keeping investors on edge regarding the future direction of the beleaguered stock market. On the positive side, consumer spending remained stronger than expected and the housing market showed few signs of slowing down. However, growing unemployment, earnings shortfalls and profit warnings persisted, dampening investor enthusiasm. The Federal Reserve Board did its part to revive the sputtering economy with a record 11 interest rate cuts in 2001. Save for the solid results of the fourth quarter, broad market averages barely responded to the fiscal and monetary stimulus injected into the economy throughout the year.

In the first part of the year, the Portfolio's underperformance could be attributed to losses in the health care sector. In a reversal of themes, however, this same sector helped lift results at times later in the year. Our technology holdings, which we increased early in the year when valuations were favorable, and our choices in consumer cyclicals, turned in solid results at the end of the year, as investors refocused their attention on economically sensitive stocks in anticipation of improving economic conditions.

During the course of the year, we remained focused on companies with solid growth opportunities trading at what we believe to be attractive valuations. Following the devastating terrorist attacks, we chose to adhere to our long-term investment strategy, rather than respond to what we believed to be short-term market disruptions. Although it was difficult to determine how markets would react to the events of September 11, our disciplined investment strategy paid off. Our holdings across many sectors rebounded late in the year, helping the Portfolio outperform the benchmark.

LOOKING FORWARD

One of the biggest challenges we faced during the year was evaluating the potential impact of September 11 on the economy and specific companies. Through careful research, we determined that continued monetary stimulus coupled with the cost-cutting efforts that companies in the consumer cyclical, technology and industrial sectors had been undertaking during the year would begin to lead to improved performance. We have recently increased the Portfolio's exposure to certain high quality industrial companies based on our expectation of an acceleration in economic activity in 2002. While Congress failed to reach a decision on the fiscal stimulus package, we have every expectation that the fiscal and monetary action already taken to help aid the economy will start to work in 2002.

Over many business cycles, there is strong support for the belief that small cap stocks offer superior performance compared to their mid- and large cap counterparts in the first 12-24 months after the stock market begins its post recession recovery. Given its small company holdings, including a selection of technology names acquired at attractive valuations, we believe the Portfolio is well positioned to perform favorably as the economic recovery gains momentum.


Sincerely,


/s/ Jerome J. Heppelmann

Jerome J. Heppelmann, CFA
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP VALUE PORTFOLIO


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 Annualized      Annualized
                                  One Year       Three Year     Inception to
                                   Return          Return          Date(2)
--------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio      6.07%          18.74%          17.29%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the PBHG Small Cap
  Value Portfolio versus the Russell 2000(R) Index, the Russell 2000(R) Value
               Index and the Lipper Small-Cap Core Funds Average


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

SMALL CAP VALUE

            PBHG Small Cap     Russell 2000  Lipper Small-Cap     Russell 2000
Date        Value Portfolio       Index         Core Funds        Value Index
----        ---------------       -----         ----------        -----------
10/28/97         10000            10000            10000            10000
10/31/97         10050            10095            10000            10064
11/30/97         10060            10029             9912            10175
12/31/97         10480            10205            10011            10520
1/31/98          10630            10044             9856            10329
2/28/98          11250            10786            10606            10954
3/31/98          11950            11231            11103            11398
4/30/98          12230            11293            11177            11454
5/31/98          11590            10685            10615            11049
6/30/98          11520            10708            10543            10986
7/31/98          10995             9841             9811            10126
8/31/98           8812             7930             7879             8540
9/30/98           9233             8550             8243             9022
10/31/98         10064             8899             8583             9290
11/30/98         10805             9365             9069             9542
12/31/98         11626             9945             9563             9841
1/31/99          11286            10077             9477             9617
2/28/99          10424             9261             8735             8961
3/31/99          10064             9406             8713             8887
4/30/99          10755            10248             9422             9698
5/31/99          11446            10398             9708             9996
6/30/99          11987            10868            10230            10358
7/31/99          12127            10570            10184            10113
8/31/99          11906            10179             9832             9743
9/30/99          11806            10181             9794             9548
10/31/99         11526            10222             9799             9357
11/30/99         12097            10833            10403             9405
12/31/99         13479            12059            11357             9694
1/31/2000        13479            11865            11103             9441
2/29/2000        15712            13825            12492            10018
3/31/2000        16723            12913            12527            10065
4/30/2000        15862            12136            12017            10125
5/31/2000        15932            11429            11499             9970
6/30/2000        17484            12425            12405            10261
7/31/2000        17003            12025            12061            10603
8/31/2000        18666            12943            13108            11077
9/30/2000        18421            12562            12775            11015
10/31/2000       17621            12002            12423            10975
11/30/2000       16269            10770            11260            10752
12/31/2000       18349            11695            12340            11907
1/31/2001        19087            12304            12968            12236
2/28/2001        18134            11497            12185            12219
3/31/2001        17232            10934            11595            12023
4/30/2001        18503            11790            12541            12580
5/31/2001        19046            12079            12980            12903
6/30/2001        19168            12496            13356            13422
7/31/2001        18892            11820            13001            13121
8/31/2001        18451            11438            12616            13076
9/30/2001        15595             9899            11022            11632
10/31/2001       16758            10478            11640            11936
11/30/2001       18330            11289            12452            12794
12/31/2001       19462            11986            13276            13577

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Small Cap Value Portfolio benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The PBHG Small Cap Value Portfolio commenced operations on October 28,
     1997.

(3) The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) The Lipper Small-Cap Core Funds Average represents the average performance of 290 mutual funds classified by Lipper, Inc. in the Small-Cap Core category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not posible. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at that month's end, October 31, 1997.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

       SECTOR WEIGHTINGS - AT DECEMBER 31, 2001

Basic Materials                                    (5%)
Consumer Cyclical                                 (22%)
Consumer Non-Cyclical                              (4%)
Energy                                             (4%)
Financial                                         (13%)
Health Care                                       (11%)
Industrial                                        (14%)
Services                                           (9%)
Technology                                        (17%)
Utilities                                          (1%)

    % of Total Portfolio Investments in Common Stock



         TOP TEN HOLDINGS - DECEMBER 31, 2001

Harman International                              2.3%
Hain Celestial Group                              2.3%
Fisher Scientific International                   1.9%
Bell Microproducts                                1.7%
IMC Global                                        1.7%
Catalina Marketing                                1.5%
Ocwen Financial                                   1.5%
Hooper Holmes                                     1.5%
Affiliated Managers Group                         1.5%
Universal Compression Holdings                    1.5%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
    IN COMMON STOCK                              17.4%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Dear Shareholder:

The year 2001 ended a very tumultuous period for technology stocks. Consequently, the Portfolio declined 52.32% compared to a decline of 15.59% for the current benchmark, the PSE Technology Index. The Portfolio's former benchmark, the Soundview Technology Index, dropped 40.39% for the same period.

PERFORMANCE

For most of the year, technology-related stocks faltered, as investors' long-term focus was derailed by a series of near-term disruptions. Disappointing earnings reports and negative preannouncements, throughout the year, weighed on the sector amid uncertain and deteriorating economic conditions. Searching for a bottoming in prices, market returns swayed between positive and negative during the year. For example, third quarter performance across the technology sector was one of the worst on record, as most sectors suffered the consequences of negative business momentum and the negative impact on investor psychology due to geopolitical events. In contrast, fourth quarter performance featured a strong rebound across many industries in the technology sector. Late in the year, the Portfolio benefited from its investments in specific technology industries, especially those areas that are dependent on corporate and government spending, the same areas that in prior quarters had weighed on performance. For instance, the storage area in general outperformed the broad technology sector, as corporations re-evaluated their storage capabilities, most notably with respect to security and the ability to back-up and recover mission-critical data. Another area that benefited from the continued stabilization in corporate IT spending in the final months of the year was the data networking area. On the telecommunications front, the only area we believe that showed true signs of positive business momentum was wireless, an industry that gained positive momentum at the end of the year. However, traditional wireline telecommunications equipment and service provider industries continued to negatively impact the Portfolio. Because the telecommunications industry continues to be affected by falling per minute rates and bankruptcies, service providers have retrenched their growth and spending plans. This has clearly influenced the equipment vendors, as we all witnessed wholesale reductions in capital expenditures for 2001 as well as 2002.

LOOKING FORWARD

We continue to remain optimistic about the future of the technology sector. In general, we believe the prospects for the technology sector today are much more solid than they have been in the past 12, 6 or even 3 months. Inventory surplus dragged heavily on the sector throughout the year. However, we expect this to abate as inventory levels have been brought down significantly across nearly ever sub-sector. Furthermore, we believe there has been a bottoming in orders and we expect them to start to pick up again. For example, the PC industry is in the middle of the launch and implementation of a new PC operating system, which should help drive demand for higher performance systems.

Looking ahead, we believe we need to see stabilization on a macroeconomic level before we see corporate budgets and spending increase. As stabilization occurs, we expect to see demand for technology-related products and services increase. In addition, we believe that Wall Street estimates for technology companies have generally been brought down to appropriate and achievable levels. Hopefully the tech industry will soon begin to benefit from the leverage in their operating models resulting from reductions in operating expenses that have occurred over the past several quarters. While the rate of recovery in end demand will be a key factor in determining the rate of improvement in fundamentals, we believe the technology sector is favorably positioned to benefit from renewed growth from inventory level, pricing power and operating model perspectives.


Sincerely,

/s/ Michael K. Ma

Michael K. Ma
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

-------------------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2001
-------------------------------------------------------------------------------------------

                                                                Annualized      Annualized
                                                 One Year       Three Year     Inception to
                                                  Return          Return          Date(2)
-------------------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio       (52.32)%         (2.64)%          5.26%
-------------------------------------------------------------------------------------------

      Comparison of Change in the Value of a $10,000 Investment in the PBHG Technology & Communications Portfolio versus the Soundview Technology Index, the PSE Technology Index(R) and the Lipper Science & Technology Funds Average


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

TECH & COMM.

              PBHG Tech         Soundview       Lipper Science &  PSE Technology
Date           & Comm        Technology Index  Technology Funds     100 Index
----           ------        ----------------  ----------------     ---------
4/30/97        10,000             10000             10,000            10,000
5/31/97         9,990             11342             11,390            11,210
6/30/97        10,320             11369             11,546            11,288
7/31/97        11,550             13164             13,041            13,031
8/31/97        11,490             13567             13,052            13,014
9/30/97        12,290             13895             13,712            13,456
10/31/97       10,790             12286             12,551            12,074
11/30/97       10,550             12152             12,425            12,108
12/31/97       10,410             11333             12,124            11,640
1/31/98        10,040             11611             12,418            12,116
2/28/98        11,150             13111             13,841            13,602
3/31/98        11,590             13051             14,256            13,870
4/30/98        11,860             13946             14,811            14,412
5/31/98        10,840             12635             13,750            13,272
6/30/98        11,690             13322             14,797            13,881
7/31/98        11,082             13042             14,529            13,846
8/31/98         9,331             10055             11,601            11,251
9/30/98        10,642             11570             13,157            12,844
10/31/98       10,812             12713             14,096            14,301
11/30/98       12,032             14099             15,974            15,889
12/31/98       13,762             16129             18,592            18,050
1/31/99        16,613             18647             21,517            20,697
2/28/99        14,832             16311             19,636            18,574
3/31/99        17,423             17460             21,883            19,996
4/30/99        18,543             17972             22,557            20,703
5/31/99        17,773             18544             22,266            21,308
6/30/99        20,283             20903             24,922            24,133
7/31/99        19,973             20952             24,655            23,989
8/31/99        21,573             22224             25,952            25,224
9/30/99        22,063             22699             26,837            25,260
10/31/99       26,494             25165             29,722            26,749
11/30/99       31,475             29668             34,849            30,608
12/31/99       46,017             37062             43,753            39,140
1/31/2000      47,367             36059             42,856            38,294
2/29/2000      67,680             47112             54,740            47,031
3/31/2000      57,469             47210             52,359            46,801
4/30/2000      47,577             43724             46,029            43,823
5/31/2000      39,836             38735             40,459            40,067
6/30/2000      53,808             43505             47,366            44,375
7/31/2000      49,107             40387             45,069            41,393
8/31/2000      57,549             47317             52,095            47,158
9/30/2000      53,118             41681             46,849            41,860
10/31/2000     43,064             37549             41,513            39,154
11/30/2000     26,376             27759             30,657            32,731
12/31/2000     26,634             26925             30,007            32,832
1/31/2001      28,570             30266             32,951            37,003
2/28/2001      20,032             20542             23,748            30,255
3/31/2001      14,946             16633             19,727            26,708
4/30/2001      18,591             20621             23,661            31,056
5/31/2001      17,656             19442             22,674            29,939
6/30/2001      16,763             18921             22,357            29,287
7/31/2001      15,441             17110             20,251            27,763
8/31/2001      12,774             14891             17,547            25,531
9/30/2001       9,272             11589             13,648            20,881
10/31/2001     10,947             13527             15,881            24,181
11/30/2001     12,973             16081             18,403            27,452
12/31/2001     12,700             16051             18,587            27,769

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Securities of smaller companies involve more risk and price volatility than larger, more established companies. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Technology & Communications Portfolio benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2) The PBHG Technology & Communications Portfolio commenced operations on April 30, 1997.

(3) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(4) PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) The Lipper Science & Technology Funds Average represents the average performance of 410 mutual funds classified by Lipper, Inc. in the Science & Technology category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower.

(6) Effective in June 2001, the Fund changed its benchmark from the Soundview Technology Index to the PSE Technology Index(R). This change was primarily made due to the removal of the Soundview Index from Bloomberg, one of the most comprehensive providers of statistical information regarding the financial industry in the U.S. With this removal, the only source of this data is Soundview Financial Group which we believe seriously diminishes the value of the benchmark as a widely recognized measure of technology stock performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

        SECTOR WEIGHTINGS - AT DECEMBER 31, 2001


Consumer Cyclical                                  (7%)
Technology                                        (85%)
Services                                           (7%)
Industrial                                         (1%)

   % of Total Portfolio Investments in Common Stock


          TOP TEN HOLDINGS - DECEMBER 31, 2001

Cisco Systems                                     7.1%
Microsoft                                         4.2%
Intel                                             4.0%
Qualcomm                                          3.3%
Xilinx                                            3.2%
Siebel Systems                                    3.2%
Gemstar-TV Guide International                    3.0%
eBay                                              2.7%
Sun Microsystems                                  2.7%
Dell Computer                                     2.5%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS
    IN COMMON STOCK                              35.9%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG GROWTH II PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2001

----------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
----------------------------------------------------------------
COMMON STOCK -- 88.5%

CONSUMER CYCLICAL -- 13.1%

AUDIO/VIDEO PRODUCTS -- 2.2%
Polycom*                               97,800         $ 3,332
                                                      -------
                                                        3,332
-------------------------------------------------------------
ENTERTAINMENT SOFTWARE-- 2.0%
Electronic Arts*                       34,200           2,050
THQ*                                   21,200           1,028
                                                      -------
                                                        3,078
-------------------------------------------------------------
MOTION PICTURES & SERVICES-- 0.9%
Macrovision*                           41,300           1,455
                                                      -------
                                                        1,455
-------------------------------------------------------------
MULTIMEDIA-- 1.9%
Gemstar-TV Guide International*       106,400           2,947
                                                      -------
                                                        2,947
-------------------------------------------------------------
RETAIL-APPAREL/SHOE-- 0.8%
Too*                                   43,100           1,185
                                                      -------
                                                        1,185
-------------------------------------------------------------
RETAIL-AUTOMOBILE-- 1.4%
Copart*                                59,100           2,149
                                                      -------
                                                        2,149
-------------------------------------------------------------
RETAIL-BEDDING-- 2.0%
Bed Bath & Beyond*                     92,700           3,143
                                                      -------
                                                        3,143
-------------------------------------------------------------
RETAIL-RESTAURANTS-- 1.1%
Cheesecake Factory*                    48,000           1,669
                                                      -------
                                                        1,669
-------------------------------------------------------------
RETAIL-VARIETY STORE-- 0.8%
99 Cents Only Stores*                  31,300           1,193
                                                      -------
                                                        1,193
                                                      -------
TOTAL CONSUMER CYCLICAL (COST $16,471)                 20,151
                                                      -------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL-- 0.8%
FOOD-RETAIL-- 0.8%
Whole Foods Market*                    29,000           1,263
                                                      -------
                                                        1,263
                                                      -------
TOTAL CONSUMER NON-CYCLICAL (COST $1,193)               1,263
                                                      -------
-------------------------------------------------------------
ENERGY-- 1.6%
OIL-FIELD SERVICES-- 1.6%
Hanover Compressor*                    97,200           2,455
                                                      -------
                                                        2,455
                                                      -------
TOTAL ENERGY (COST $3,213)                              2,455
                                                      -------
-------------------------------------------------------------
HEALTH CARE -- 19.8%
DIAGNOSTIC EQUIPMENT -- 2.1%
Cytyc*                                125,900           3,286
                                                      -------
                                                        3,286
-------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.7%
Biomet                                 54,300           1,678
Bruker Daltonics*                      50,200             821
Techne*                                44,900           1,655
                                                      -------
                                                        4,154
-------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
Laboratory Corporation of America      21,300           1,722
                                                      -------
                                                        1,722
-------------------------------------------------------------
MEDICAL PRODUCTS -- 2.9%
Varian Medical Systems*                62,400           4,447
                                                      -------
                                                        4,447
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.1%
Enzon*                                 17,900           1,007
Invitrogen*                            18,400           1,140
Protein Design Labs*                   30,700           1,007
                                                      -------
                                                        3,154
-------------------------------------------------------------
MEDICAL-DRUGS -- 2.9%
Celgene*                               52,000           1,660
Cephalon*                              14,200           1,073
Medicis Pharmaceutical, Cl A*          26,800           1,731
                                                      -------
                                                        4,464
-------------------------------------------------------------
MEDICAL-HMO -- 1.2%
Wellpoint Health Networks*             16,200           1,893
                                                      -------
                                                        1,893
-------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.0%
Community Health Systems*              62,500           1,594
                                                      -------
                                                        1,594
-------------------------------------------------------------
PHARMACY SERVICES -- 2.7%
Accredo Health*                        39,200           1,556
AdvancePCS*                            44,100           1,294
Express Scripts, Cl A*                 29,300           1,370
                                                      -------
                                                        4,220
-------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 0.6%
Pediatrix Medical Group*               28,500             967
                                                      -------
                                                          967
-------------------------------------------------------------
THERAPEUTICS -- 0.5%
Abgenix*                               22,100             743
                                                      -------
                                                          743
-------------------------------------------------------------
TOTAL HEALTH CARE (COST $25,783)                       30,644
                                                      -------
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG GROWTH II PORTFOLIO

---------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
---------------------------------------------------------------
INDUSTRIAL -- 9.2%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%
Alliant Techsystems*                   21,200        $  1,637
                                                     --------
                                                        1,637
-------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.5%
L-3 Communications*                    25,200           2,268
                                                     --------
                                                        2,268
-------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 0.7%
Jacobs Engineering Group*              17,100           1,129
                                                     --------
                                                        1,129
-------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.8%
Mettler Toledo International*          53,900           2,795
                                                     --------
                                                        2,795
-------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 3.1%
PerkinElmer                            86,100           3,015
Waters*                                47,000           1,821
                                                     --------
                                                        4,836
-------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.7%
Waste Connections*                     34,800           1,078
                                                     --------
                                                        1,078
-------------------------------------------------------------
STEEL PIPE & TUBE -- 0.3%
Shaw Group*                            18,500             435
                                                     --------
                                                          435
                                                     --------
TOTAL INDUSTRIAL (COST $11,753)                        14,178
                                                     --------
-------------------------------------------------------------
SERVICES -- 10.7%
COMPUTER SERVICES -- 2.7%
BISYS Group*                           49,800           3,187
CACI International, Cl A*              23,700             936
                                                     --------
                                                        4,123
-------------------------------------------------------------
CONSULTING SERVICES -- 1.7%
Corporate Executive Board*             70,700           2,595
                                                     --------
                                                        2,595
-------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
Pharmaceutical Product Development*    64,500           2,084
                                                     --------
                                                        2,084
-------------------------------------------------------------
SCHOOLS -- 4.9%
Apollo Group, Cl A*                    77,800           3,502
Career Education*                      69,400           2,379
Corinthian Colleges*                   42,800           1,750
                                                     --------
                                                        7,631
                                                     --------
TOTAL SERVICES (COST $14,159)                          16,433
                                                     --------
-------------------------------------------------------------
TECHNOLOGY -- 33.3%
APPLICATIONS SOFTWARE -- 3.0%
Citrix Systems*                        93,600           2,121
Quest Software*                        95,400           2,109
Vastera*                               24,000             399
                                                     --------
                                                        4,629
-------------------------------------------------------------
BUSINESS-TO-BUSINESS/E-COMMERCE -- 0.6%
Agile Software*                        51,700             890
                                                     --------
                                                          890
-------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.0%
Alamosa Holdings*                      48,600             580
Triton PCS Holdings, Cl A*             84,700           2,486
                                                     --------
                                                        3,066
-------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.5%
Brocade Communications Systems*        70,200           2,325
                                                     --------
                                                        2,325
-------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
Choicepoint*                           22,900           1,161
                                                     --------
                                                        1,161
-------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.9%
NETIQ*                                 38,200           1,347
                                                     --------
                                                        1,347
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 8.8%
Broadcom, Cl A*                        37,200           1,520
Intersil, Cl A*                        35,600           1,148
Microchip Technology*                  77,100           2,987
Nvidia*                                59,900           4,007
QLogic*                                44,900           1,999
Semtech*                               53,900           1,924
                                                     --------
                                                       13,585
-------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.0%
Numerical Technologies*                43,100           1,517
                                                     --------
                                                        1,517
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.2%
JDA Software Group*                    17,600             393
                                                     --------
                                                          393
-------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 0.9%
Stellent*                              37,600           1,111
WebEx*                                 11,900             296
                                                     --------
                                                        1,407
-------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.5%
Riverstone Networks*                   50,700             842
                                                     --------
                                                          842
-------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.1%
Retek*                                 76,100           2,273
Tibco Software*                        59,600             890
                                                     --------
                                                        3,163
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG GROWTH II PORTFOLIO

---------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
---------------------------------------------------------------
INTERNET SECURITY -- 3.4%
Check Point Software Technologies*      6,700        $    267
Internet Security Systems*             36,100           1,157
SonicWall*                             58,100           1,129
VeriSign*                              68,843           2,619
                                                     --------
                                                        5,172
-------------------------------------------------------------
NETWORKING PRODUCTS -- 1.1%
Emulex*                                44,200           1,746
                                                     --------
                                                        1,746
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.2%
Kulicke & Soffa Industries*            50,400             864
Lam Research*                          34,800             808
Novellus Systems*                      22,500             888
Teradyne*                              27,100             817
                                                     --------
                                                        3,377
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
Advanced Fibre Communication*          37,000             654
Utstarcom*                             49,300           1,405
                                                     --------
                                                        2,059
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER
OPTICS -- 0.6%
Finisar*                               87,900             894
                                                     --------
                                                          894
-------------------------------------------------------------
WEB PORTALS/ISP -- 1.4%
Earthlink*                             62,400             759
Overture Services*                     37,500           1,329
                                                     --------
                                                        2,088
-------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.1%
Powerwave Technologies*                46,700             807
RF Micro Devices*                      43,600             838
                                                     --------
                                                        1,645
                                                     --------
TOTAL TECHNOLOGY (COST $47,353)                        51,306
                                                     --------
TOTAL COMMON STOCK (COST $119,925)                    136,430
                                                     --------
-------------------------------------------------------------
INVESTMENT COMPANIES -- 3.0%
INDEX FUND-SMALL CAP -- 3.0%
iShares Russell 2000 Growth Index Fund 79,200           4,546
                                                     --------
                                                        4,546
                                                     --------
TOTAL INVESTMENT COMPANIES (COST $4,654)                4,546
                                                     --------
-------------------------------------------------------------

----------------------------------------------------------------
                                         Face          Market
Description                          Amount (000)    Value (000)
----------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.7%
Morgan Stanley
   1.65%, dated 12/31/01, matures
   01/02/02, repurchase price
   $16,532,757 (collateralized
   by U.S. Government Obligations:
   total market value
   $16,900,846) (A)                    $16,531         16,531
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $16,531)              16,531
                                                   ----------
TOTAL INVESTMENTS -- 102.2% (COST $141,110)           157,507
                                                   ----------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (2.2%)
TOTAL OTHER ASSETS AND LIABILITIES, NET                (3,411)
                                                   ----------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 13,705,602 outstanding
   shares of beneficial interest                   $  386,375
Accumulated net realized loss on investments         (248,676)
Net unrealized appreciation on investments             16,397
                                                   -----------
TOTAL NET ASSETS -- 100.0%                         $  154,096
                                                   ==========

 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $11.24
                                                       ======

*Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2001

----------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
----------------------------------------------------------------

COMMON STOCK -- 83.0%
CONSUMER CYCLICAL -- 12.9%
BROADCAST SERVICES/PROGRAMMING -- 1.2%
Clear Channel Communications*          12,800         $   652
                                                      -------
                                                          652
-------------------------------------------------------------
CRUISE LINES -- 0.7%
Carnival                               13,900             390
                                                      -------
                                                          390
-------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.4%
Electronic Arts*                        3,800             228
                                                      -------
                                                          228
-------------------------------------------------------------
MULTIMEDIA -- 2.3%
AOL Time Warner*                       10,200             327
Gemstar-TV Guide International*        33,400             925
                                                      -------
                                                        1,252
-------------------------------------------------------------
RETAIL-BEDDING -- 1.6%
Bed Bath & Beyond*                     25,400             861
                                                      -------
                                                          861
-------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 4.7%
Home Depot                             39,200           2,000
Lowe's                                 11,700             543
                                                      -------
                                                        2,543
-------------------------------------------------------------
RETAIL-DRUG STORE -- 1.2%
Walgreen                               19,500             656
                                                      -------
                                                          656
-------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 0.8%
Kohl's*                                 5,700             402
                                                      -------
                                                          402
                                                      -------
TOTAL CONSUMER CYCLICAL (COST $6,936)                   6,984
                                                      -------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
FOOD-RETAIL -- 1.5%
Kroger*                                38,200             797
                                                      -------
                                                          797
                                                      -------
TOTAL CONSUMER NON-CYCLICAL (COST $954)                   797
                                                      -------
-------------------------------------------------------------
FINANCIAL -- 8.6%
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
Citigroup                               6,400             323
                                                      -------
                                                          323
-------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.5%
Household International                14,200             823
                                                      -------
                                                          823
-------------------------------------------------------------

FINANCE-MORTGAGE LOAN/BANKER -- 2.7%
Freddie Mac                            22,400         $ 1,465
                                                      -------
                                                        1,465
-------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.6%
MGIC Investment                         4,800             296
                                                      -------
                                                          296
-------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.2%
American International Group           15,100           1,199
                                                      -------
                                                        1,199
-------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.0%
Fifth Third Bancorp                     9,100             558
                                                      -------
                                                          558
                                                      -------
TOTAL FINANCIAL (COST $4,346)                           4,664
                                                      -------
-------------------------------------------------------------
HEALTH CARE -- 25.5%
MEDICAL LABS & TESTING SERVICES -- 4.6%
Laboratory Corporation of America      15,200           1,229
Quest Diagnostics*                     17,200           1,233
                                                      -------
                                                        2,462
-------------------------------------------------------------
MEDICAL PRODUCTS -- 1.9%
Johnson & Johnson                      17,600           1,040
                                                      -------
                                                        1,040
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.3%
Amgen*                                  4,700             265
Genentech*                              5,000             271
Idec Pharmaceuticals*                  16,700           1,151
Immunex*                               23,100             640
                                                      -------
                                                        2,327
-------------------------------------------------------------
MEDICAL-DRUGS -- 10.7%
Abbott Laboratories                    25,700           1,433
Forest Laboratories*                   20,100           1,647
King Pharmaceuticals*                  29,200           1,230
Pfizer                                 31,900           1,271
Shire Pharmaceuticals ADR*              5,900             216
                                                      -------
                                                        5,797
-------------------------------------------------------------
MEDICAL-HMO -- 2.2%
UnitedHealth Group                     16,800           1,189
                                                      -------
                                                        1,189
-------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.6%
HCA                                     8,700             335
                                                      -------
                                                          335
-------------------------------------------------------------
THERAPEUTICS -- 1.2%
Gilead Sciences*                        9,900             651
                                                      -------
                                                          651
                                                      -------
TOTAL HEALTH CARE (COST $12,239)                       13,801
                                                      -------
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

---------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
---------------------------------------------------------------

INDUSTRIAL -- 7.9%
DIVERSIFIED MANUFACTURING
OPERATIONS -- 6.0%
General Electric                       28,200       $   1,130
Tyco International                     35,700           2,103
                                                    ---------
                                                        3,233
-------------------------------------------------------------
ELECTRONIC COMPONENTS-
  MISCELLANEOUS -- 1.9%
Celestica*                             11,900             481
Flextronics International*             23,600             566
                                                    ---------
                                                        1,047
                                                    ---------
TOTAL INDUSTRIAL (COST $4,100)                          4,280
                                                    ---------
-------------------------------------------------------------
SERVICES -- 7.2%
ADVERTISING AGENCIES -- 2.1%
Omnicom Group                          12,700           1,135
                                                    ---------
                                                        1,135
-------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.9%
Concord EFS*                           47,400           1,554
                                                    ---------
                                                        1,554
-------------------------------------------------------------
COMPUTER SERVICES -- 2.2%
DST Systems*                           12,300             613
Electronic Data Systems                 8,700             596
                                                    ---------
                                                        1,209
                                                    ---------
TOTAL SERVICES (COST $2,956)                            3,898
                                                    ---------
-------------------------------------------------------------
TECHNOLOGY -- 18.8%
APPLICATIONS SOFTWARE -- 3.1%
Microsoft*                             24,803           1,643
                                                    ---------
                                                        1,643
-------------------------------------------------------------
COMPUTERS -- 0.7%
Sun Microsystems*                      29,400             362
                                                    ---------
                                                          362
-------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.6%
Brocade Communications Systems*        10,300             341
                                                    ---------
                                                          341
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.0%
EMC*                                   40,900             550
Veritas Software*                      12,150             545
                                                    ---------
                                                        1,095
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.5%
Altera*                                30,900             656
Nvidia*                                 8,700             582
Texas Instruments                      41,800           1,170
                                                    ---------
                                                        2,408
-------------------------------------------------------------
INTERNET SECURITY -- 1.2%
VeriSign*                              17,300             658
                                                    ---------
                                                          658
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.7%
Applied Materials*                     22,800             914
                                                    ---------
                                                          914

---------------------------------------------------------------
                                    Shares/Face       Market
Description                         Amount (000)    Value (000)
---------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 5.0%
Nokia Oyj ADR                          37,100       $     910
Qualcomm*                              35,600           1,798
                                                    ---------
                                                        2,708
                                                    ---------
TOTAL TECHNOLOGY (COST $11,312)                        10,129
                                                    ---------
-------------------------------------------------------------
UTILITIES-- 0.6%
INDEPENDENT POWER PRODUCER -- 0.6%
Mirant*                                19,400             311
                                                    ---------
                                                          311
                                                    ---------
TOTAL UTILITIES (COST $427)                               311
                                                    ---------
TOTAL COMMON STOCK (COST $43,270)                      44,864
                                                    ---------
-------------------------------------------------------------
INVESTMENT COMPANIES -- 3.9%
INDEX FUND-LARGE CAP -- 3.9%
Nasdaq 100 Index Tracking Stock*       54,400           2,117
                                                    ---------
                                                        2,117
                                                    ---------
TOTAL INVESTMENT COMPANIES (COST $1,906)                2,117
                                                    ---------
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.7%
Morgan Stanley
   1.65%, dated 12/31/01, matures
   01/02/02, repurchase price $8,499,598
   (collateralized by U.S. Government
   Obligations:  total market
   value $8,974,460) (A)               $8,499           8,499
                                                    ---------
TOTAL REPURCHASE AGREEMENT (COST $8,499)                8,499
                                                    ---------
TOTAL INVESTMENTS -- 102.6%  (COST $53,675)            55,480
                                                    ---------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (2.6%)            (1,420)
                                                    ---------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   3,071,200 outstanding shares of beneficial interest 75,061
Accumulated net realized loss on investments          (22,806)
Net unrealized appreciation on investments              1,805
                                                    ---------
TOTAL NET ASSETS -- 100.0%                           $ 54,060
                                                    =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $17.60
                                                    =========

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG MID-CAP VALUE PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2001

-------------------------------------------------------------
                                                      Market
Description                             Shares        Value
-------------------------------------------------------------

COMMON STOCK -- 95.4%

BASIC MATERIALS -- 2.9%

CHEMICALS-DIVERSIFIED -- 1.5%

Lyondell Chemical                       1,500       $  21,495
PPG Industries                            600          31,032
                                                    ---------
                                                       52,527
-------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.8%
Eastman Chemical                          500          19,510
Ecolab                                    200           8,050
                                                    ---------
                                                       27,560
-------------------------------------------------------------
METAL-DIVERSIFIED -- 0.6%
Inco                                    1,300          22,022
                                                    ---------
                                                       22,022
                                                    ---------
TOTAL BASIC MATERIALS (COST $99,810)                  102,109
                                                    ---------
-------------------------------------------------------------
CONSUMER CYCLICAL -- 19.0%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.5%
Delphi Automotive Systems               1,200          16,392
                                                    ---------
                                                       16,392
-------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 1.5%
Clear Channel Communications*             300          15,273
Fox Entertainment Group, Cl A*            600          15,918
Liberty Media, Cl A*                    1,700          23,800
                                                    ---------
                                                       54,991
-------------------------------------------------------------
CABLE TV -- 5.5%
Adelphia Communications, Cl A*          3,000          93,540
Cablevision Systems, Cl A*              1,300          61,685
USA Networks*                           1,500          40,965
                                                    ---------
                                                      196,190
-------------------------------------------------------------
CASINO HOTELS -- 1.3%
Harrah's Entertainment*                   400          14,804
Park Place Entertainment*               3,600          33,012
                                                    ---------
                                                       47,816
-------------------------------------------------------------
MOTION PICTURES & SERVICES -- 1.6%
Metro-Goldwyn-Mayer*                    2,600          56,940
                                                    ---------
                                                       56,940
-------------------------------------------------------------
MULTIMEDIA -- 1.5%
Gemstar-TV Guide International*           800          22,160
Scripps (E.W.), Cl A                      500          33,000
                                                    ---------
                                                       55,160
-------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.0%
Dow Jones                                 300          16,419
Tribune                                   500          18,715
                                                    ---------
                                                       35,134
-------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.4%
Readers Digest, Cl A                      600          13,848
                                                    ---------
                                                       13,848
-------------------------------------------------------------
RADIO -- 0.3%
Hispanic Broadcasting*                    400       $  10,200
                                                    ---------
                                                       10,200
-------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.0%
Gap                                     1,400          19,516
Nordstrom                                 800          16,184
                                                    ---------
                                                       35,700
-------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.9%
Circuit City Stores                       800          20,760
RadioShack                                400          12,040
                                                    ---------
                                                       32,800
-------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.6%
Brinker International*                  1,900          56,544
                                                    ---------
                                                       56,544
-------------------------------------------------------------
RETAIL-TOY STORE -- 0.9%
Toys R US*                              1,500          31,110
                                                    ---------
                                                       31,110
-------------------------------------------------------------
TELEVISION -- 0.5%
Univision Communications, Cl A*           400          16,184
                                                    ---------
                                                       16,184
-------------------------------------------------------------
TOYS -- 0.5%
Mattel                                  1,000          17,200
                                                    ---------
                                                       17,200
                                                    ---------
TOTAL CONSUMER CYCLICAL ($577,910)                    676,209
                                                    ---------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.4%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.8%
Dial                                    1,600          27,440
                                                    ---------
                                                       27,440
-------------------------------------------------------------
FOOD-FLOUR & GRAIN -- 0.2%
Archer-Daniels-Midland                    500           7,175
                                                    ---------
                                                        7,175
-------------------------------------------------------------
FOOD-MEAT PRODUCTS -- 0.6%
Tyson Foods, Cl A                       1,700          19,635
                                                    ---------
                                                       19,635
-------------------------------------------------------------
FOOD-RETAIL -- 0.7%
Kroger*                                 1,200          25,044
                                                    ---------
                                                       25,044
-------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 1.1%
Supervalu                               1,800          39,816
                                                    ---------
                                                       39,816
                                                    ---------
TOTAL CONSUMER NON-CYCLICAL (COST $111,174)           119,110
                                                    ---------
-------------------------------------------------------------
ENERGY -- 6.1%
OIL & GAS DRILLING -- 1.3%
Ensco International                     1,200          29,820
Nabors Industries*                        500          17,165
                                                    ---------
                                                       46,985
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG MID-CAP VALUE PORTFOLIO

-------------------------------------------------------------
                                                      Market
Description                             Shares         Value
-------------------------------------------------------------

OIL COMPANIES-EXPLORATION &
  PRODUCTION -- 1.9%
Apache                                    110        $  5,487
Burlington Resources                      800          30,032
EOG Resources                             400          15,644
Unocal                                    500          18,035
                                                     --------
                                                       69,198
-------------------------------------------------------------
OIL-FIELD MACHINES & EQUIPMENT -- 0.7%
Grant Prideco*                          2,100          24,150
                                                     --------
                                                       24,150
-------------------------------------------------------------
OIL-FIELD SERVICES -- 1.7%
Hanover Compressor*                     2,400          60,624
                                                     --------
                                                       60,624
-------------------------------------------------------------
PIPELINES-- 0.5%
Kinder Morgan                             300          16,707
                                                     --------
                                                       16,707
                                                     --------
 TOTAL ENERGY (COST $206,259)                         217,664
                                                     --------
-------------------------------------------------------------
FINANCIAL -- 18.6%
COMMERCIAL BANKS-WESTERN US -- 1.3%
Zions                                     900          47,322
                                                     --------
                                                       47,322
-------------------------------------------------------------
FIDUCIARY BANKS -- 1.4%
Wilmington Trust                          800          50,648
                                                     --------
                                                       50,648
-------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.4%
Radian Group                              300          12,885
                                                     --------
                                                       12,885
-------------------------------------------------------------
INSURANCE BROKERS -- 0.9%
Willis Group Holdings Limited*          1,400          32,970
                                                     --------
                                                       32,970
-------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY
  SERVICES -- 1.3%
Franklin Resources                        400          14,108
Waddell & Reed Financial, Cl A          1,000          32,200
                                                     --------
                                                       46,308
-------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.6%
Jefferson-Pilot                           150           6,940
Principal Financial Group*              1,600          38,400
UnumProvident                             400          10,604
                                                     --------
                                                       55,944
-------------------------------------------------------------
MULTI-LINE INSURANCE -- 5.1%
Allmerica Financial                     1,400          62,370
Hartford Financial Services Group         800          50,264
HCC Insurance Holdings                    500          13,775
Prudential Financial*                   1,600          53,104
                                                     --------
                                                      179,513
-------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.1%
ACE                                     1,000          40,150
                                                     --------
                                                       40,150
-------------------------------------------------------------
REINSURANCE -- 0.7%
Odyssey Re Holdings*                    1,400       $  24,780
                                                     --------
                                                       24,780
-------------------------------------------------------------
REITS-APARTMENTS -- 0.3%
Archstone-Smith Trust                     397          10,441
                                                     --------
                                                       10,441
-------------------------------------------------------------
REITS-DIVERSIFIED -- 0.6%
Vornado Realty Trust                      500          20,800
                                                     --------
                                                       20,800
-------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%
Equity Office Properties Trust            748          22,500
                                                     --------
                                                       22,500
-------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.3%
Charter One Financial                     341           9,258
                                                     --------
                                                        9,258
-------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 3.0%
Golden State Bancorp                    1,300          33,995
Golden West Financial                     400          23,540
Washington Mutual                       1,500          49,050
                                                     --------
                                                      106,585
                                                     --------
TOTAL FINANCIAL (COST $611,917)                       660,104
                                                     --------
-------------------------------------------------------------
HEALTH CARE -- 8.7%
MEDICAL LABS & TESTING SERVICES -- 0.8%
Quest Diagnostics*                        400          28,684
                                                     --------
                                                       28,684
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.5%
Enzon*                                    600          33,768
Idec Pharmaceuticals*                     900          62,037
Immunex*                                  500          13,855
Millennium Pharmaceuticals*               600          14,706
                                                     --------
                                                      124,366

-------------------------------------------------------------
MEDICAL-DRUGS -- 0.9%
Teva Pharmaceutical ADR                   500          30,815
                                                     --------
                                                       30,815
-------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.7%
Watson Pharmaceuticals*                   800          25,112
                                                     --------
                                                       25,112
-------------------------------------------------------------
MEDICAL-HMO -- 1.5%
Anthem*                                   500          24,750
Health Net*                               800          17,424
Wellpoint Health Networks*                100          11,685
                                                     --------
                                                       53,859
-------------------------------------------------------------
PHARMACY SERVICES -- 0.5%
Omnicare                                  700          17,416
                                                     --------
                                                       17,416
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG MID-CAP VALUE PORTFOLIO

-------------------------------------------------------------
                                                       Market
Description                             Shares         Value
-------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION
  CENTERS -- 0.8%
Healthsouth*                            2,000       $  29,640
                                                    ---------
                                                       29,640
                                                    ---------
TOTAL HEALTH CARE (COST $267,772)                     309,892
                                                    ---------
-------------------------------------------------------------
INDUSTRIAL -- 11.6%
AEROSPACE/DEFENSE -- 0.9%
Raytheon                                1,000          32,470
                                                    ---------
                                                       32,470
-------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.5%
Eaton                                     200          14,882
FMC*                                      200          11,900
Honeywell International                   800          27,056
SPX                                       200          27,380
Textron                                 1,000          41,460
                                                    ---------
                                                      122,678
-------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.0%
Emerson Electric                          600          34,260
                                                    ---------
                                                       34,260
-------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.0%
Sanmina-SCI*                              900          17,910
Solectron*                              1,600          18,048
                                                    ---------
                                                       35,958
-------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.3%
Tektronix                                 400          10,312
                                                    ---------
                                                       10,312
-------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 1.4%
Avnet                                   1,974          50,278
                                                    ---------
                                                       50,278
-------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 0.8%
Fluor Corp                                800          29,920
                                                    ---------
                                                       29,920
-------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 0.8%
Symbol Technologies                     1,900          30,172
                                                    ---------
                                                       30,172
-------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.9%
Applied Biosystems Group - Applera        500          19,635
PerkinElmer                             1,100          38,522
Waters*                                   200           7,750
                                                    ---------
                                                       65,907
                                                    ---------
TOTAL INDUSTRIAL (COST $375,268)                      411,955
                                                    ---------
-------------------------------------------------------------
SERVICES -- 8.2%
COMMERCIAL SERVICES -- 1.4%
Iron Mountain*                            500          21,900
Quintiles Transnational*                1,700          27,285
                                                    ---------
                                                       49,185
-------------------------------------------------------------
COMPUTER SERVICES -- 2.7%
DST Systems*                            1,500       $  74,775
Sungard Data Systems*                     800          23,144
                                                    ---------
                                                       97,919
-------------------------------------------------------------
DIRECT MARKETING -- 1.9%
Catalina Marketing*                     1,500          52,050
Harte-Hanks                               500          14,085
                                                    ---------
                                                       66,135
-------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL
  SERVICES -- 1.3%
Cendant*                                2,300          45,103
                                                    ---------
                                                       45,103
-------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.4%
Rent-A-Center*                            400          13,428
                                                    ---------
                                                       13,428
-------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.5%
Telephone & Data Systems                  200          17,950
                                                    ---------
                                                       17,950
                                                    ---------
TOTAL SERVICES (COST $261,992)                        289,720
                                                    ---------
-------------------------------------------------------------
TECHNOLOGY -- 10.9%
APPLICATIONS SOFTWARE -- 2.8%
Citrix Systems*                         1,200          27,192
Compuware*                                900          10,611
Intuit*                                   800          34,224
Parametric Technology*                  1,600          12,496
Rational Software*                        800          15,600
                                                    ---------
                                                      100,123
-------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.4%
Nextel Communications, Cl A*            1,300          14,248
                                                    ---------
                                                       14,248
-------------------------------------------------------------
COMPUTERS -- 0.4%
Gateway*                                1,700          13,668
                                                    ---------
                                                       13,668
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.6%
Advanced Micro Devices*                   800          12,688
Applied Micro Circuits*                   600           6,792
Conexant Systems*                       1,600          22,976
International Rectifier*                  400          13,952
                                                    ---------
                                                       56,408
-------------------------------------------------------------
ELECTRONIC FORMS -- 0.3%
Adobe Systems                             400          12,420
                                                    ---------
                                                       12,420
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.2%
BEA Systems*                            1,700          26,180
BMC Software*                           1,000          16,370
                                                    ---------
                                                       42,550
-------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.4%
Avocent*                                2,000          48,500
                                                    ---------
                                                       48,500
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
----------------------------------------------------------------
       PBHG MID-CAP VALUE PORTFOLIO

-------------------------------------------------------------
                                                      Market
Description                             Shares         Value
-------------------------------------------------------------

INTERNET SECURITY -- 0.5%
Network Associates*                       700       $  18,095
                                                    ---------
                                                       18,095
-------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 1.0%
Echostar Communications*                  600          16,482
Hughes Electronics                      1,300          20,085
                                                    ---------
                                                       36,567
-------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED
  CIRCUITS-- 0.2%
Vitesse Semiconductor*                    500           6,215
                                                    ---------
                                                        6,215
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
Plantronics*                              400          10,256
                                                    ---------
                                                       10,256
-------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.8%
Powerwave Technologies*                   800          13,824
RF Micro Devices*                         700          13,461
                                                    ---------
                                                       27,285
                                                    ---------
TOTAL TECHNOLOGY (COST $327,252)                      386,335
                                                    ---------
-------------------------------------------------------------
UTILITIES -- 6.0%
ELECTRIC-INTEGRATED -- 3.3%
Allete                                  1,100          27,720
Cinergy                                   500          16,715
DTE Energy                                500          20,970
Edison International                      900          13,590
PG&E                                      900          17,316
Public Service Enterprise Group           500          21,095
                                                    ---------
                                                      117,406
-------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 2.7%
Mirant*                                 4,600          73,692
NRG Energy*                             1,500          23,250
                                                    ---------
                                                       96,942
                                                    ---------
TOTAL UTILITIES (COST $213,362)                       214,348
                                                    ---------
TOTAL COMMON STOCK (COST $3,052,716)                3,387,446
                                                    ---------
-------------------------------------------------------------
INVESTMENT COMPANIES -- 1.0%
INDEX FUND-MID CAP -- 1.0%
S&P MidCap 400 Depositary Receipts        400          37,120
                                                    ---------
                                                       37,120
                                                    ---------
TOTAL INVESTMENT COMPANIES (COST $35,713)              37,120
                                                    ---------
--------------------------------------------------------------
                                        Face           Market
Description                            Amount          Value
--------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.1%
Morgan Stanley
    1.55%, dated 12/31/01, matures
    01/02/02, repurchase price
    $146,550 (collateralized
    by U.S. Government Obligations:
    total market value $151,170) (A)  $146,537      $  146,537
                                                    ----------
TOTAL REPURCHASE AGREEMENT
(COST $146,537)                                        146,537
                                                    ----------
TOTAL INVESTMENTS -- 100.5%
(COST $3,234,966)                                    3,571,103
                                                    ----------
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)            (16,352)
                                                    ----------
--------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   265,317 outstanding shares of
 beneficial interest                                 3,301,053
Undistributed net investment income                        113
Accumulated net realized loss on investments           (82,552)
Net unrealized appreciation on investments             336,137
                                                    ----------
TOTAL NET ASSETS -- 100.0%                          $3,554,751
                                                    ==========
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $13.40
                                                    ==========
*Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SELECT 20 PORTFOLIO

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2001

----------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
----------------------------------------------------------------

COMMON STOCK -- 89.7%

CONSUMER CYCLICAL --11.3%
MULTIMEDIA -- 5.8%
AOL Time Warner*                      118,500         $  3,804
Gemstar-TV Guide International*       500,000           13,850
                                                      --------
                                                        17,654
--------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 5.5%
Home Depot                            326,000           16,629
                                                      --------
                                                        16,629
                                                      --------
TOTAL CONSUMER CYCLICAL (COST $34,201)                  34,283
                                                      --------
--------------------------------------------------------------
FINANCIAL -- 9.3%
FINANCE-MORTGAGE LOAN/BANKER -- 6.3%
Freddie Mac                           291,000           19,031
                                                      --------
                                                        19,031
--------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.0%
American International Group          115,000            9,131
                                                      --------
                                                         9,131
                                                      --------
TOTAL FINANCIAL (COST $27,819)                          28,162
                                                      --------
--------------------------------------------------------------
HEALTH CARE -- 28.8%
MEDICAL LABS & TESTING SERVICES -- 3.8%
Laboratory Corporation of America     143,700           11,618
                                                      --------
                                                        11,618
--------------------------------------------------------------
MEDICAL PRODUCTS -- 4.5%
Johnson & Johnson                     232,100           13,717
                                                      --------
                                                        13,717
--------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 8.1%
Amgen*                                259,500           14,646
Idec Pharmaceuticals*                 145,500           10,029
                                                      --------
                                                        24,675
--------------------------------------------------------------
MEDICAL-DRUGS -- 7.6%
Forest Laboratories*                   66,000            5,409
Pfizer                                443,400           17,670
                                                      --------
                                                        23,079
--------------------------------------------------------------
MEDICAL-HMO -- 4.8%
UnitedHealth Group                    204,200           14,451
                                                      --------
                                                        14,451
                                                      --------
TOTAL HEALTH CARE (COST $89,071)                        87,540
                                                      --------
--------------------------------------------------------------
INDUSTRIAL -- 9.7%
DIVERSIFIED MANUFACTURING OPERATIONS -- 9.7%
Tyco International                    503,900           29,680
                                                      --------
                                                        29,680
                                                      --------
TOTAL INDUSTRIAL (COST $27,941)                         29,680
                                                      --------
--------------------------------------------------------------

                                    Shares/Face        Market
Description                          Amount 000      Value (000)
----------------------------------------------------------------
SERVICES -- 13.6%

ADVERTISING AGENCIES -- 3.2%
Omnicom Group                         111,500         $  9,963
                                                      --------
                                                         9,963
--------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 7.3%
Concord EFS*                          674,800           22,120
                                                      --------
                                                        22,120
--------------------------------------------------------------
COMPUTER SERVICES -- 3.1%
Electronic Data Systems               137,000            9,391
                                                      --------
                                                         9,391
                                                      --------
TOTAL SERVICES (COST $33,111)                           41,474
                                                      --------
--------------------------------------------------------------
TECHNOLOGY -- 17.0%
APPLICATIONS SOFTWARE -- 5.0%
Microsoft*                            227,800           15,092
                                                      --------
                                                        15,092
--------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.0%
Texas Instruments                     439,000           12,292
                                                      --------
                                                        12,292
--------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 8.0%
Nokia Oyj ADR                         393,700            9,657
Qualcomm*                             290,300           14,660
                                                      --------
                                                        24,317
                                                      --------
TOTAL TECHNOLOGY (COST $53,839)                         51,701
                                                      --------
TOTAL COMMON STOCK (COST $265,982)                     272,840
                                                      --------
--------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
Morgan Stanley
  1.77%, dated 12/31/01, matures 01/02/02,
  repurchase price $17,231,612
  (collateralized by U.S. Government
  Obligations:  total market value
  $17,577,245) (A)                   $ 17,230           17,230
                                                      --------
TOTAL REPURCHASE AGREEMENT (COST $17,230)               17,230
                                                      --------
TOTAL INVESTMENTS -- 95.4%  (COST $283,212)           $290,070
                                                      ========


Percentages are based on Net Assets of $304,028,985
*Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SELECT VALUE PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2001

---------------------------------------------------------------
                                                      Market
Description                           Shares        Value (000)
---------------------------------------------------------------

COMMON STOCK -- 94.5%

CONSUMER CYCLICAL -- 4.5%

MULTIMEDIA -- 4.5%
AOL Time Warner*                      469,300       $  15,065
                                                    ---------
                                                       15,065
                                                    ---------
TOTAL CONSUMER CYCLICAL (COST $21,609)                 15,065
                                                    ---------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 9.0%
FOOD-RETAIL -- 9.0%
Kroger*                               625,000          13,044
Safeway*                              400,800          16,733
                                                    ---------
                                                       29,777
                                                    ---------
TOTAL CONSUMER NON-CYCLICAL (COST $30,041)             29,777
                                                    ---------
-------------------------------------------------------------
ENERGY -- 6.9%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.3%
Anadarko Petroleum                    192,400          10,938
                                                    ---------
                                                       10,938
-------------------------------------------------------------
PIPELINES -- 3.6%
EL Paso                               267,500          11,933
                                                    ---------
                                                       11,933
                                                    ---------
TOTAL ENERGY (COST $20,618)                            22,871
                                                    ---------
-------------------------------------------------------------
FINANCIAL -- 21.0%
DIVERSIFIED FINANCIAL SERVICES -- 4.0%
Citigroup                             262,333          13,243
                                                    ---------
                                                       13,243
-------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 6.0%
Fannie Mae                            130,000          10,335
Freddie Mac                           150,000           9,810
                                                    ---------
                                                       20,145
-------------------------------------------------------------
MONEY CENTER BANKS -- 5.7%
JP Morgan Chase                       345,400          12,555
Wachovia                              200,000           6,272
                                                    ---------
                                                       18,827
-------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 5.3%
Comerica                              150,000           8,595
FleetBoston Financial                 250,000           9,125
                                                    ---------
                                                       17,720
-------------------------------------------------------------
TOTAL FINANCIAL (COST $69,479)                         69,935
                                                    ---------
-------------------------------------------------------------
HEALTH CARE -- 10.0%
MEDICAL-DRUGS -- 10.0%
American Home Products                180,700       $  11,088
Bristol-Myers Squibb                  253,500          12,928
Schering-Plough                       257,900           9,235
                                                    ---------
                                                       33,251
                                                    ---------
TOTAL HEALTH CARE (COST $33,254)                       33,251
                                                    ---------
-------------------------------------------------------------
INDUSTRIAL -- 16.6%
DIVERSIFIED MANUFACTURING
  OPERATIONS -- 3.0%
Tyco International                    170,400          10,037
                                                    ---------
                                                       10,037
-------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 3.1%
Emerson Electric                      180,000          10,278
                                                    ---------
                                                       10,278
-------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.6%
Solectron*                            750,000           8,460
                                                    ---------
                                                        8,460
-------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.6%
Agilent Technologies*                 307,500           8,767
                                                    ---------
                                                        8,767
-------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 2.8%
Caterpillar                           180,000           9,405
                                                    ---------
                                                        9,405
-------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 2.5%
Ingersoll-Rand                        200,000           8,362
                                                    ---------
                                                        8,362
-------------------------------------------------------------
TOTAL INDUSTRIAL (COST $52,050)                        55,309
                                                    ---------
-------------------------------------------------------------
SERVICES -- 7.7%
TELEPHONE-INTEGRATED -- 7.7%
Qwest Communications International* 1,100,000          15,543
Sprint (FON Group)                    499,000          10,020
                                                    ---------
                                                       25,563
                                                    ---------
TOTAL SERVICES (COST $23,671)                          25,563
                                                    ---------
-------------------------------------------------------------
TECHNOLOGY -- 18.8%
COMPUTERS -- 6.3%
Compaq Computer                     1,150,000          11,224
Hewlett-Packard                       477,600           9,810
                                                    ---------
                                                       21,034
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.8%
EMC*                                  700,000           9,408
                                                    ---------
                                                        9,408
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.0%
Oracle*                               715,000           9,874
                                                    ---------
                                                        9,874
-------------------------------------------------------------
NETWORKING PRODUCTS -- 3.5%
Lucent Technologies                 1,857,100          11,681
                                                    ---------
                                                       11,681
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SELECT VALUE PORTFOLIO

----------------------------------------------------------------
                                    Shares/Face        Market
Description                         Amount (000)     Value (000)
----------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.2%
Motorola                              715,000        $ 10,739
                                                     --------
                                                       10,739
                                                     --------
TOTAL TECHNOLOGY (COST $66,288)                        62,736
                                                     --------
TOTAL COMMON STOCK (COST $317,010)                    314,507
                                                     --------
-------------------------------------------------------------
INVESTMENT COMPANIES -- 2.5%
INDEX FUND-LARGE CAP -- 2.5%
S&P 500 Depositary Receipts            72,500           8,282
                                                     --------
                                                        8,282
                                                     --------
TOTAL INVESTMENT COMPANIES (COST $8,374)                8,282
                                                     --------
-------------------------------------------------------------
REPURCHASE AGREEMENT-- 4.1%
Morgan Stanley
  1.65%, dated 12/31/01, matures 01/02/02,
  repurchase price $13,752,399
  (collateralized by U.S. Government
  Obligations: total market value
  $14,057,565) (A)                    $13,751          13,751
                                                     --------
TOTAL REPURCHASE AGREEMENT (COST $13,751)              13,751
                                                     --------
TOTAL INVESTMENTS -- 101.1%  (COST $339,135)          336,540
                                                     --------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (1.1%)            (3,570)
                                                     --------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 20,547,447 outstanding
   shares of  beneficial interest                     345,890
Undistributed net investment income                     1,870
Accumulated net realized loss on investments          (12,195)
Net unrealized depreciation on investments             (2,595)
                                                     --------
TOTAL NET ASSETS -- 100.0%                           $332,970
                                                     ========
 NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE                                  $16.20
                                                     ========


*Non-income producing security
(A)--Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP GROWTH PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2001

-------------------------------------------------------------
                                                     Market
Description                            Shares        Value
-------------------------------------------------------------

COMMON STOCK -- 99.7%

BASIC MATERIALS -- 1.7%

CHEMICAL-SPECIALTY -- 1.7%

Cabot Microelectronics*                 1,000      $   79,250

Symyx Technologies*                     3,000          63,720
                                                   ----------
                                                      142,970
                                                   ----------
TOTAL BASIC MATERIALS (COST $133,615)                 142,970
                                                   ----------
-------------------------------------------------------------
CONSUMER CYCLICAL-- 19.4%
APPAREL MANUFACTURERS-- 1.0%
Coach*                                  2,300          89,654
                                                   ----------
                                                       89,654
-------------------------------------------------------------
ATHLETIC EQUIPMENT -- 0.5%
Direct Focus*                           1,500          46,800
                                                   ----------
                                                       46,800
-------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 3.3%
Harman International                    1,500          67,650
Polycom*                                6,300         214,641
                                                   ----------
                                                      282,291
-------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.9%
Bell Microproducts*                     6,000          75,720
                                                   ----------
                                                       75,720
-------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.4%
Ann Taylor Stores*                      1,900          66,500
Too*                                    2,900          79,750
Urban Outfitters*                       2,300          55,476
                                                   ----------
                                                      201,726
-------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.6%
Insight Enterprises*                    4,200         103,320
PC Connection*                          2,200          32,626
                                                   ----------
                                                      135,946
-------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.1%
Tweeter Home Entertainment Group*       3,200          92,800
                                                   ----------
                                                       92,800
-------------------------------------------------------------
RETAIL-RESTAURANTS -- 6.9%
California Pizza Kitchen*               2,800          69,300
Krispy Kreme Doughnuts*                 5,300         234,260
P.F. Chang's China Bistro*              3,300         156,090
Panera Bread Company, Cl A*             2,400         124,896
                                                   ----------
                                                      584,546
-------------------------------------------------------------
STORAGE/WAREHOUSING -- 1.7%
Mobile Mini*                            3,600         140,832
                                                   ----------
                                                      140,832
-------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $1,536,055)           1,650,315
                                                   ----------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.4%

FOOD-RETAIL -- 2.4%
Whole Foods Market*                     4,700      $  204,732
                                                   ----------
                                                      204,732
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $179,091)           204,732
                                                   ----------
-------------------------------------------------------------
HEALTH CARE -- 17.3%
DIAGNOSTIC EQUIPMENT -- 2.7%
Cholestech*                             5,000          99,050
Cytyc*                                  5,100         133,110
                                                   ----------
                                                      232,160
-------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.8%
Surmodics*                              1,900          69,274
                                                   ----------
                                                       69,274
-------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.4%
Impath*                                 4,600         204,746
                                                   ----------
                                                      204,746
-------------------------------------------------------------
MEDICAL PRODUCTS -- 1.4%
Zoll Medical*                           3,200         124,608
                                                   ----------
                                                      124,608
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.7%
Integra LifeSciences Holdings*          2,700          71,118
Invitrogen*                             1,700         105,281
Myriad Genetics*                        3,100         163,184
Novavax*                                4,100          57,810
                                                   ----------
                                                      397,393
-------------------------------------------------------------
MEDICAL-DRUGS -- 2.1%
Cima Labs*                              2,600          93,990
First Horizon Pharmaceutical*           2,900          85,231
                                                   ----------
                                                      179,221
-------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.4%
Taro Pharmaceuticals*                     800          31,960
                                                   ----------
                                                       31,960
-------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.4%
Province Healthcare*                    1,100          33,946
                                                   ----------
                                                       33,946
-------------------------------------------------------------
PHYSICIAN PRACTICE MANAGEMENT -- 2.4%
American Healthways*                    3,900         124,566
Pediatrix Medical Group*                2,400          81,408
                                                   ----------
                                                      205,974
                                                   ----------
TOTAL HEALTH CARE (COST $1,499,505)                 1,479,282
                                                   ----------
-------------------------------------------------------------
INDUSTRIAL -- 4.8%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
DRS Technologies*                       1,900          67,735
                                                   ----------
                                                       67,735
-------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.8%
Cognex*                                 2,600          66,586
                                                   ----------
                                                       66,586
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP GROWTH PORTFOLIO

-------------------------------------------------------------
                                                       Market
Description                             Shares          Value
-------------------------------------------------------------

INSTRUMENTS-CONTROLS -- 1.0%
Photon Dynamics*                        1,900       $  86,735
                                                    ---------
                                                       86,735
-------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.0%
FEI*                                    2,600          81,926
                                                    ---------
                                                       81,926
-------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.8%
Cymer*                                  2,600          69,498
                                                    ---------
                                                       69,498
-------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.4%
C&D Technologies                        1,500          34,275
                                                    ---------
                                                       34,275
                                                    ---------
TOTAL INDUSTRIAL (COST $402,916)                      406,755
                                                    ---------
-------------------------------------------------------------
SERVICES -- 11.3%
COMPUTER SERVICES -- 2.3%
CACI International, Cl A*                 800          31,588
Manhattan Associates*                   3,700         107,855
PEC Solutions*                          1,500          56,415
                                                    ---------
                                                      195,858
-------------------------------------------------------------
CONSULTING SERVICES -- 4.9%
Advisory Board*                         1,700          47,090
Corporate Executive Board*              4,600         168,820
Forrester Research*                     5,200         104,728
FTI Consulting*                         2,000          65,600
PDI*                                    1,300          29,016
                                                    ---------
                                                      415,254
-------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.3%
United Rentals*                         4,700         106,690
                                                    ---------
                                                      106,690
-------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.5%
Albany Molecular Research*              4,700         124,503
                                                    ---------
                                                      124,503
-------------------------------------------------------------
SCHOOLS -- 1.3%
Career Education*                       3,200         109,696
                                                    ---------
                                                      109,696
                                                    ---------
TOTAL SERVICES (COST $952,792)                        952,001
                                                    ---------
-------------------------------------------------------------
TECHNOLOGY -- 42.8%
APPLICATIONS SOFTWARE -- 2.7%
Caminus*                                5,200         119,600
Mercury Interactive*                    3,300         112,134
                                                    ---------
                                                      231,734
-------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.9%
Aspen Technology*                       4,800          80,640
                                                    ---------
                                                       80,640
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.7%
Advanced Digital Information*           3,700          59,348
                                                    ---------
                                                       59,348
-------------------------------------------------------------

DATA PROCESSING/MANAGEMENT -- 2.7%
Documentum*                             6,600         143,352
eFunds*                                 6,500          89,375
                                                    ---------
                                                      232,727
-------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.1%
Precise Software Solutions*             4,700          97,102
                                                    ---------
                                                       97,102
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.1%
Alpha Industries*                       3,400          74,120
AXT*                                    2,000          28,860
Microsemi*                              3,900         115,830
Microtune*                              2,800          65,688
Silicon Laboratories*                   2,000          67,420
                                                    ---------
                                                      351,918
-------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.6%
Simplex Solutions*                      3,300          54,615
                                                    ---------
                                                       54,615
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.2%
Advent Software*                        2,900         144,855
Manugistics Group*                      3,900          82,212
Micromuse*                              3,200          48,000
                                                    ---------
                                                      275,067
-------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 1.4%
Stellent*                               2,400          70,944
Vitria Technology*                      7,000          44,730
                                                    ---------
                                                      115,674
-------------------------------------------------------------
INTERNET CONTENT - ENTERTAINMENT -- 1.1%
Alloy*                                  4,300          92,579
                                                    ---------
                                                       92,579
-------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.1%
Riverstone Networks*                    5,500          91,300
                                                    ---------
                                                       91,300
-------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.9%
Chordiant Software*                     6,200          49,042
Retek*                                  3,700         110,519
                                                    ---------
                                                      159,561
-------------------------------------------------------------
NETWORKING PRODUCTS -- 3.5%
Emulex*                                 5,200         205,452
Extreme Networks*                       7,500          96,750
                                                    ---------
                                                      302,202
-------------------------------------------------------------
OPTICAL RECOGNITION EQUIPMENT -- 0.3%
Optimal Robotics, Cl A*                   800          28,360
                                                    ---------
                                                       28,360
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP GROWTH PORTFOLIO

-------------------------------------------------------------
                                                      Market
Description                            Shares         Value
-------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 8.1%
Elantec Semiconductor*                  5,400       $ 207,360
Exar*                                   4,300          89,655
Genesis Microchip*                      1,800         119,016
Marvell Technology Group*               2,600          93,132
O2Micro International *                 1,800          43,290
Pericom Semiconductor*                  4,900          71,050
Power Integrations*                     3,100          70,804
                                                    ---------
                                                      694,307
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.5%
Dupont Photomasks*                      1,300          56,485
LTX*                                    4,500          94,230
Ultratech Stepper*                      3,600          59,472
                                                    ---------
                                                      210,187
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.1%
Anaren Microwave*                       6,100         105,652
Sirenza Microdevices*                   8,000          48,720
Tollgrade Communications*               3,400         113,390
                                                    ---------
                                                      267,762
-------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.3%
Metro One Telecommunications*           3,700         111,925
                                                    ---------
                                                      111,925
-------------------------------------------------------------
WIRELESS EQUIPMENT-- 2.5%
Powerwave Technologies*                 6,600         114,048
RF Micro Devices*                       5,300         101,919
                                                    ---------
                                                      215,967
TOTAL TECHNOLOGY (COST $3,683,139)                  3,672,975
                                                    ---------
TOTAL COMMON STOCK (COST $8,387,113)                8,509,030
                                                    ---------
-------------------------------------------------------------

-------------------------------------------------------------
                                        Face          Market
Description                            Amount         Value
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
Morgan Stanley
   1.55%, dated 12/31/01, matures
   01/02/02, repurchase price $120,092
   (collateralized by U.S. Government
   Obligations:  total market
   value $123,878) (A)                120,082         120,082
                                                   ----------
TOTAL REPURCHASE AGREEMENT
(COST $120,082)                                       120,082
                                                   ----------
-------------------------------------------------------------
TOTAL INVESTMENTS -- 101.1%
(COST $8,507,195)                                   8,629,112
                                                   ----------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (1.1%)           (96,284)
                                                   ----------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   1,005,114 outstanding shares of
   beneficial interest                              9,039,930
Accumulated net realized loss on investments         (629,019)
Net unrealized appreciation on investments            121,917
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $8,532,828
                                                   ==========
 NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE                                   $8.49
                                                   ==========

*Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP VALUE PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2001

----------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
----------------------------------------------------------------

COMMON STOCK -- 92.2%

BASIC MATERIALS -- 4.5%

ADVANCED MATERIALS/PRODUCTS -- 0.9%
Coorstek*                             129,100        $  4,111
                                                     --------
                                                        4,111
-------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 1.6%
IMC Global                            537,000           6,981
                                                     --------
                                                        6,981
-------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.7%
Solutia                               227,800           3,194
                                                     --------
                                                        3,194
-------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.3%
Cytec Industries*                      40,100           1,083
                                                     --------
                                                        1,083
-------------------------------------------------------------
METAL-ALUMINUM -- 0.0%
Commonwealth Industries                27,300             128
                                                     --------
                                                          128
-------------------------------------------------------------
PRECIOUS METALS -- 1.0%
Stillwater Mining*                    228,400           4,225
                                                     --------
                                                        4,225
                                                     --------
TOTAL BASIC MATERIALS (COST $18,697)                   19,722
-------------------------------------------------------------
CONSUMER CYCLICAL -- 20.6%
APPAREL MANUFACTURERS -- 0.1%
Tommy Hilfiger*                        34,000             467
                                                     --------
                                                          467
-------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 2.8%
Harman International                  206,600           9,318
Polycom*                               84,000           2,862
                                                     --------
                                                       12,180
-------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.7%
Autoliv                                93,600           1,901
Tower Automotive*                     110,900           1,001
                                                     --------
                                                        2,902
-------------------------------------------------------------
CABLE TV -- 3.0%
Insight Communications*               201,800           4,875
Lodgenet Entertainment*               146,900           2,511
Mediacom Communications*              297,700           5,436
                                                     --------
                                                       12,822
-------------------------------------------------------------
CASINO HOTELS -- 1.0%
Station Casinos*                      404,200           4,523
                                                     --------
                                                        4,523
-------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.6%
Bell Microproducts*                   554,750           7,001
                                                     --------
                                                        7,001
-------------------------------------------------------------
MOTION
PICTURES & SERVICES -- 0.7%
Zomax*                                353,300           2,823
                                                     --------
                                                        2,823
-------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.6%
Journal Register*                      44,700             940
Pulitzer                               31,900           1,627
                                                     --------
                                                        2,567
-------------------------------------------------------------
RADIO -- 0.8%
Cumulus Media, Cl A*                   76,800           1,243
Spanish Broadcasting System*          231,000           2,285
                                                     --------
                                                        3,528
-------------------------------------------------------------
RECREATIONAL CENTERS -- 1.2%
Bally Total Fitness*                  250,200           5,394
                                                     --------
                                                        5,394
-------------------------------------------------------------
RESORTS/THEME PARKS -- 0.9%
Six Flags*                            246,400           3,790
                                                     --------
                                                        3,790
-------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.2%
American Eagle Outfitters*             86,000           2,251
Kenneth Cole Productions, Cl A*       130,000           2,301
Pacific Sunwear of California*         37,200             760
                                                     --------
                                                        5,312
-------------------------------------------------------------
RETAIL-BEDDING -- 0.9%
Linens `N Things*                     144,200           3,677
                                                     --------
                                                        3,677
-------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.6%
PC Connection*                        167,300           2,481
                                                     --------
                                                        2,481
-------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.4%
Tweeter Home Entertainment Group*     162,600           4,715
Ultimate Electronics*                  52,600           1,578
                                                     --------
                                                        6,293
-------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.7%
Casey's General Stores                216,200           3,221
                                                     --------
                                                        3,221
-------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.2%
Buca*                                 167,600           2,717
CEC Entertainment*                     45,000           1,953
Papa John's International*             20,000             550
                                                     --------
                                                        5,220
-------------------------------------------------------------
TELEVISION -- 1.2%
Paxson Communications*                178,400           1,864
Young Broadcasting, Cl A*             193,200           3,468
                                                     --------
                                                        5,332
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $80,281)                 89,533
                                                     --------
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.9%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.2%
Playtex Products*                     103,600           1,010
                                                     --------
                                                        1,010
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP VALUE PORTFOLIO

----------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
----------------------------------------------------------------

FOOD-MISCELLANEOUS/DIVERSIFIED -- 2.5%
Dole Food                              59,400        $  1,594
Hain Celestial Group*                 329,700           9,054
                                                     --------
                                                       10,648
-------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 1.2%
Fleming                               290,600           5,376
                                                     --------
                                                        5,376
                                                     --------
TOTAL CONSUMER NON-CYCLICAL (COST $17,622)             17,034
                                                     --------
-------------------------------------------------------------
ENERGY -- 3.8%
OIL & GAS DRILLING -- 0.8%
Atwood Oceanics*                       70,100           2,443
Patterson-UTI Energy*                  45,700           1,065
                                                     --------
                                                        3,508
-------------------------------------------------------------
OIL-FIELD MACHINES & EQUIPMENT -- 1.9%
Grant Prideco*                        146,200           1,681
Hydril*                                34,200             603
Universal Compression Holdings*       198,500           5,854
                                                     --------
                                                        8,138
-------------------------------------------------------------
OIL-FIELD SERVICES -- 1.1%
CAL Dive International*               129,900           3,206
Newpark Resources*                    208,100           1,644
                                                     --------
                                                        4,850
                                                     --------
TOTAL ENERGY (COST $16,399)                            16,496
                                                     --------
-------------------------------------------------------------
FINANCIAL -- 11.7%
COMMERCIAL BANKS-EASTERN US -- 0.3%
Valley National Bancorp                34,823           1,147
                                                     --------
                                                        1,147
-------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 1.1%
City National                         101,691           4,764
                                                     --------
                                                        4,764
-------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.3%
New Century Financial*                106,900           1,446
                                                     --------
                                                        1,446
-------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY
  SERVICES -- 1.8%
Affiliated Managers Group*             83,800           5,906
Federated Investors, Cl B              67,900           2,165
                                                     --------
                                                        8,071
-------------------------------------------------------------
LIFE/HEALTH INSURANCE-- 0.9%
Scottish Annuity & Life Holdings      145,100           2,808
Stancorp Financial Group               19,800             936
                                                     --------
                                                        3,744
-------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.0%
HCC Insurance Holdings                165,300           4,554
                                                     --------
                                                        4,554
-------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.9%
First American Financial              211,200           3,958
                                                     --------
                                                        3,958
-------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.3%
Trammell Crow*                        103,900           1,216
                                                     --------
                                                        1,216
-------------------------------------------------------------
REINSURANCE -- 0.9%
Odyssey Re Holdings*                  225,100           3,984
                                                     --------
                                                        3,984
-------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%
Mack-Cali Realty                       77,700           2,410
                                                     --------
                                                        2,410
-------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.9%
CBL & Associates Properties            30,600             964
Rouse                                  94,900           2,780
                                                     --------
                                                        3,744
-------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.5%
JP Realty                              98,900           2,353
                                                     --------
                                                        2,353
-------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.8%
Berkshire Hills Bancorp                66,500           1,347
Roslyn Bancorp                         95,400           1,669
Woronoco Bancorp                       21,800             390
                                                     --------
                                                        3,406
-------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 1.4%
Ocwen Financial*                      720,800           6,112
                                                     --------
                                                        6,112
                                                     --------
TOTAL FINANCIAL (COST $43,862)                         50,909
                                                     --------
-------------------------------------------------------------
HEALTH CARE -- 10.6%
HEALTH CARE COST CONTAINMENT -- 1.4%
Hooper Holmes                         673,400           6,027
                                                     --------
                                                        6,027
-------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.1%
Dendrite International*                40,200             564
                                                     --------
                                                          564
-------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.4%
Edwards Lifesciences*                  65,100           1,799
                                                     --------
                                                        1,799
-------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
Covance*                              147,100           3,339
Unilab*                                62,600           1,571
                                                     --------
                                                        4,910
-------------------------------------------------------------
MEDICAL PRODUCTS -- 1.1%
Haemonetics*                          108,800           3,690
Zoll Medical*                          22,900             892
                                                     --------
                                                        4,582
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.5%
Digene*                                72,700           2,145
                                                     --------
                                                        2,145
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP VALUE PORTFOLIO


---------------------------------------------------------------
                                                      Market
Description                           Shares        Value (000)
---------------------------------------------------------------

MEDICAL-DRUGS -- 1.9%
Adolor*                               222,800        $  3,999
Priority Healthcare, Cl B*            121,100           4,262
                                                     --------
                                                        8,261
-------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.6%
Alpharma, Cl A                        100,900           2,669
                                                     --------
                                                        2,669
-------------------------------------------------------------
MEDICAL-HMO -- 1.1%
Health Net*                            93,500           2,036
Humana*                               233,000           2,747
                                                     --------
                                                        4,783
-------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.2%
Province Healthcare*                   34,100           1,052
                                                     --------
                                                        1,052
-------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.2%
Manor Care*                            31,200             740
                                                     --------
                                                          740
-------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.3%
Lincare Holdings*                      38,100           1,092
                                                     --------
                                                        1,092
-------------------------------------------------------------
PHARMACY SERVICES -- 0.9%
Omnicare                              104,500           2,600
Syncor International*                  48,700           1,395
                                                     --------
                                                        3,995
-------------------------------------------------------------
THERAPEUTICS -- 0.8%
NPS Pharmaceuticals*                   74,300           2,846
Titan Pharmaceuticals*                 68,000             667
                                                     --------
                                                        3,513
                                                     --------
TOTAL HEALTH CARE (COST $37,095)                       46,132
                                                     --------
-------------------------------------------------------------
INDUSTRIAL -- 12.7%
AEROSPACE/DEFENSE -- 0.4%
Teledyne Technologies*                114,200           1,860
                                                     --------
                                                        1,860
-------------------------------------------------------------
CIRCUIT BOARDS -- 0.4%
DDI*                                  194,100           1,910
                                                     --------
                                                        1,910
-------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 0.2%
Bemis                                  19,400             954
                                                     --------
                                                          954
-------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.3%
APW                                   786,600           1,314
DSP Group*                            236,000           5,489
Manufacturers Services*               277,400           1,734
Pemstar*                              104,500           1,254
                                                     --------
                                                        9,791
-------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.8%
Molecular Devices*                    161,000           3,360
                                                     --------
                                                        3,360
-------------------------------------------------------------

ELECTRONIC PARTS DISTRIBUTION -- 1.3%
Avnet                                 228,426           5,818
                                                     --------
                                                        5,818
-------------------------------------------------------------
ENGINES-INTERNAL COMBUSTION -- 1.0%
Cummins                               111,200           4,286
                                                     --------
                                                        4,286
-------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.7%
Stericycle*                            49,400           3,007
                                                     --------
                                                        3,007
-------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.7%
Fisher Scientific International*      257,200           7,510
                                                     --------
                                                        7,510
-------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.5%
Coherent*                              69,600           2,152
                                                     --------
                                                        2,152
-------------------------------------------------------------
MACHINERY-PUMPS -- 1.1%
Flowserve                             171,400           4,561
                                                     --------
                                                        4,561
-------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.3%
Wolverine Tube*                       116,000           1,317
                                                     --------
                                                        1,317
-------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.5%
Aptargroup                             66,300           2,322
                                                     --------
                                                        2,322
-------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.8%
Power-One*                            316,600           3,296
                                                     --------
                                                        3,296
-------------------------------------------------------------
STEEL PIPE & TUBE -- 0.7%
NS Group*                             151,800           1,135
Shaw Group*                            87,300           2,052
                                                     --------
                                                        3,187
                                                     --------
TOTAL INDUSTRIAL (COST $58,575)                        55,331
                                                     --------
-------------------------------------------------------------
SERVICES -- 7.9%
ADVERTISING SALES -- 0.5%
Lamar Advertising*                     55,800           2,363
                                                     --------
                                                        2,363
-------------------------------------------------------------
ADVERTISING SERVICES -- 0.4%
Getty Images*                          34,900             802
RH Donnelley                           32,000             930
                                                     --------
                                                        1,732
-------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.2%
NCO Group*                            101,000           2,313
Profit Recovery Group International*  325,900           2,656
                                                     --------
                                                        4,969
-------------------------------------------------------------
CONSULTING SERVICES -- 1.8%
KPMG Consulting*                       62,000           1,027
PDI*                                  123,400           2,754
Watson & Wyatt*                       187,800           4,094
                                                     --------
                                                        7,875
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP VALUE PORTFOLIO

----------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
----------------------------------------------------------------

DIRECT MARKETING -- 1.9%
Catalina Marketing*                   178,400        $  6,190
Valuevision International, Cl A*      106,500           2,086
                                                     --------
                                                        8,276
-------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.0%
Parexel International*                143,200           2,055
Pharmaceutical Product Development*    70,800           2,288
                                                     --------
                                                        4,343
-------------------------------------------------------------
SCHOOLS -- 1.1%
Edison Schools*                       140,000           2,751
Learning Tree International*           69,500           1,939
                                                     --------
                                                        4,690
                                                     --------
TOTAL SERVICES (COST $31,877)                          34,248
                                                     --------
-------------------------------------------------------------
TECHNOLOGY -- 15.4%
APPLICATIONS SOFTWARE -- 0.9%
Peregrine Systems*                    141,379           2,097
Silver Stream Software*               302,700           2,061
                                                     --------
                                                        4,158
-------------------------------------------------------------
BUSINESS-TO-BUSINESS/E-COMMERCE -- 0.3%
webMethods*                            90,900           1,523
                                                     --------
                                                        1,523
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.6%
Maxtor*                               186,800           1,184
Read-Rite*                            432,300           2,858
Western Digital*                      438,900           2,752
                                                     --------
                                                        6,794
-------------------------------------------------------------
COMPUTERS-OTHER -- 0.5%
Concurrent Computer*                  138,900           2,063
                                                     --------
                                                        2,063
-------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.9%
Electronics for Imaging*              171,000           3,815
                                                     --------
                                                        3,815
-------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.5%
Choicepoint*                           75,200           3,812
Fair Isaac  & Company                  86,300           5,439
Reynolds & Reynolds, Cl  A             64,800           1,571
                                                     --------
                                                       10,822
-------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.4%
Wind River Systems*                   104,700           1,875
                                                     --------
                                                        1,875
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
Cree*                                 130,800           3,853
MIPS Technologies, Cl A*              259,200           2,239
Parlex*                                35,000             551
                                                     --------
                                                        6,643
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.2%
JDA Software Group*                   179,600           4,014
Manugistics Group*                     53,100           1,119
                                                     --------
                                                        5,133
-------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 0.2%
Vignette*                             175,300             941
                                                     --------
                                                          941
-------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.3%
Avocent*                              236,500           5,735
                                                     --------
                                                        5,735
-------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED
  CIRCUITS -- 1.5%
Anadigics*                            106,500           1,624
Globespan Virata*                     234,300           3,034
Integrated Circuit Systems*            47,800           1,080
Vitesse Semiconductor*                 55,600             691
                                                     --------
                                                        6,429
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.4%
Lam Research*                          70,900           1,646
                                                     --------
                                                        1,646
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.1%
Advanced Fibre Communication*         110,100           1,945
Anaren Microwave*                      59,000           1,022
Sunrise Telecom*                      422,100           1,693
                                                     --------
                                                        4,660
-------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.1%
Powerwave Technologies*               177,300           3,064
Remec*                                181,100           1,809
                                                     --------
                                                        4,873
                                                     --------
TOTAL TECHNOLOGY (COST $57,027)                        67,110
                                                     --------
-------------------------------------------------------------
TRANSPORTATION -- 0.1%
TRANSPORTATION-TRUCK -- 0.1%
USFreightways                          10,700             336
                                                     --------
                                                          336
                                                     --------
TOTAL TRANSPORTATION (COST $233)                          336
                                                     --------
-------------------------------------------------------------
UTILITIES -- 1.0%
ELECTRIC-INTEGRATED -- 0.3%
Idacorp                                26,100           1,060
Madison Gas & Electric                  1,900              50
                                                     --------
                                                        1,110
-------------------------------------------------------------
GAS-DISTRIBUTION -- 0.7%
Semco Energy                           61,300             659
UGI                                    84,000           2,537
                                                     --------
                                                        3,196
                                                     --------
TOTAL UTILITIES (COST $3,948)                           4,306
                                                     --------
TOTAL COMMON STOCK (COST $365,616)                    401,157
                                                     --------
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG SMALL CAP VALUE PORTFOLIO


----------------------------------------------------------------
                                        Face           Market
Description                         Amount (000)     Value (000)
----------------------------------------------------------------

REPURCHASE AGREEMENT -- 10.2%
Morgan Stanley
   1.65%, dated 12/31/01, matures
   01/02/02 repurchase price
   $44,422,910 (collateralized by
   U.S. Government Obligations:
   total market value
   $45,531,104) (A)                   $44,419       $  44,419
                                                    ---------
TOTAL REPURCHASE AGREEMENT
(COST $44,419)                                         44,419
                                                    ---------
TOTAL INVESTMENTS -- 102.4%
(COST $410,035)                                       445,576
                                                    ---------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (2.4%)           (10,525)
                                                    ---------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 23,423,407 outstanding
   shares of beneficial interest                      397,135
Accumulated net realized gain on investments            2,375
Net unrealized appreciation on investments             35,541
                                                    ---------
 TOTAL NET ASSETS -- 100.0%                         $ 435,051
                                                    =========
 NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE                                  $18.57
                                                    =========

*Non-income producing security
(A)--Tri-party repurchase agreement
Cl--Class
REIT--Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2001

----------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
----------------------------------------------------------------

COMMON STOCK -- 94.2%

CONSUMER CYCLICAL -- 6.9%

CABLE TV -- 2.0%
Adelphia Communications, Cl A*        289,300        $  9,020
                                                     --------
                                                        9,020
-------------------------------------------------------------
MULTIMEDIA -- 4.9%
AOL Time Warner*                      286,800           9,206
Gemstar-TV Guide International*       467,700          12,955
                                                     --------
                                                       22,161
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $29,773)                 31,181
                                                     --------
-------------------------------------------------------------
INDUSTRIAL -- 2.2%
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.2%
Flextronics International*            196,300           4,709
Jabil Circuit*                        171,700           3,901
Pemstar*                              103,400           1,241
                                                     --------
                                                        9,851
                                                     --------
TOTAL INDUSTRIAL (COST $11,409)                         9,851
                                                     --------
-------------------------------------------------------------
SERVICES -- 6.1%
COMMERCIAL SERVICES-FINANCE -- 1.2%
Concord EFS*                          164,000           5,376
                                                     --------
                                                        5,376
                                                     --------
E-COMMERCE/SERVICES -- 2.6%
eBay*                                 173,300          11,594
                                                     --------
                                                       11,594
-------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.3%
AT&T                                  135,000           2,449
Qwest Communications International*   321,600           4,544
WorldCom-WorldCom Group*              247,100           3,479
                                                     --------
                                                       10,472
                                                     --------
TOTAL SERVICES (COST $24,744)                          27,442
                                                     --------
-------------------------------------------------------------
TECHNOLOGY -- 79.0%
APPLICATIONS SOFTWARE -- 7.7%
Microsoft*                            269,500          17,854
Quest Software*                       137,600           3,042
Siebel Systems*                       494,600          13,839
                                                     --------
                                                       34,735
-------------------------------------------------------------
BUSINESS-TO-BUSINESS/E-COMMERCE -- 1.0%
I2 Technologies*                      581,830           4,596
                                                     --------
                                                        4,596
-------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.6%
AT&T Wireless Services*               307,033           4,412
Triton PCS Holdings, Cl A*             25,200             740
Western Wireless, Cl A*                79,300           2,240
                                                     --------
                                                        7,392
-------------------------------------------------------------
COMPUTERS -- 6.8%
Compaq Computer                       904,100           8,824
Dell Computer*                        398,300          10,826
Sun Microsystems*                     924,700          11,374
                                                     --------
                                                       31,024
-------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.5%
Brocade Communications Systems*       231,800           7,677
McData, Cl A*                         156,300           3,829
                                                     --------
                                                       11,506
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.1%
EMC*                                  419,700           5,641
Veritas Software*                      83,500           3,743
                                                     --------
                                                        9,384
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 20.9%
Advanced Micro Devices*               351,700           5,578
Agere Systems, Cl A*                  744,900           4,238
Altera*                               251,300           5,333
Applied Micro Circuits*               341,300           3,864
Broadcom, Cl A*                       169,600           6,932
Conexant Systems*                     752,200          10,802
Fairchild Semiconductor
    International, Cl A*               95,200           2,685
Intel                                 546,400          17,184
Intersil, Cl A*                       333,900          10,768
LSI Logic*                            367,300           5,796
Micron Technology                      82,200           2,548
National Semiconductor*                31,700             976
Texas Instruments                     155,500           4,354
Xilinx*                               354,500          13,843
                                                     --------
                                                       94,901
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.8%
Advent Software*                       51,000           2,547
BEA Systems*                          146,400           2,255
Oracle*                               580,300           8,014
                                                     --------
                                                       12,816
-------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.1%
Openwave Systems*                      48,300             473
                                                     --------
                                                          473
-------------------------------------------------------------
INTERNET SECURITY -- 1.9%
RSA Security*                          41,000             716
VeriSign*                             207,360           7,888
                                                     --------
                                                        8,604
-------------------------------------------------------------
NETWORKING PRODUCTS -- 11.8%
Cisco Systems*                      1,672,100          30,282
Emulex*                               223,000           8,811
Extreme Networks*                     233,900           3,017
Juniper Networks*                     205,300           3,890
Lucent Technologies                 1,233,400           7,758
                                                     --------
                                                       53,758
-------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

----------------------------------------------------------------
                                                       Market
Description                           Shares         Value (000)
----------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED
  CIRCUITS -- 5.5%
Globespan Virata*                     274,200     $     3,551
Linear Technology                     119,900           4,681
Marvell Technology Group*              39,500           1,415
Maxim Integrated Products*            149,900           7,871
Multilink Technology*                 303,800           1,969
Vitesse Semiconductor*                422,900           5,257
                                                  -----------
                                                       24,744
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 6.0%
Applied Materials*                    145,800           5,847
KLA-Tencor*                            23,400           1,160
Kulicke & Soffa Industries*           196,300           3,367
Lam Research*                         203,300           4,721
Novellus Systems*                      60,100           2,371
Teradyne*                             317,100           9,557
                                                  -----------
                                                       27,023
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 6.0%
Nokia Oyj ADR                         156,700           3,844
Qualcomm*                             280,300          14,155
Telefonaktiebolaget LM Ericsson ADR  1,332,400          6,955
Terayon*                              279,300           2,310
                                                  -----------
                                                       27,264
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER
  OPTICS -- 0.7%
CIENA*                                 77,800           1,113
Harmonic*                             172,700           2,076
                                                  -----------
                                                        3,189
-------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.3%
Time Warner Telecom, Cl A*             68,800           1,217
                                                  -----------
                                                        1,217
-------------------------------------------------------------
WEB PORTALS/ISP -- 0.7%
Earthlink*                            276,300           3,363
                                                  -----------
                                                        3,363
-------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
RF Micro Devices*                     152,100           2,925
                                                  -----------
                                                        2,925
                                                  -----------
TOTAL TECHNOLOGY (COST $402,040)                      358,914
                                                  -----------
TOTAL COMMON STOCK (COST $467,966)                    427,388
                                                  -----------
-------------------------------------------------------------

---------------------------------------------------------------
                                        Face           Market
Description                         Amount (000)    Value (000)
---------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.7%
JP Morgan Chase
   1.77%, dated 12/31/01, matures
   01/02/02, repurchase price
   $16,601,007 (collateralized by
   U.S. Government Obligations:
   total market value
   $16,932,799) (A)                   $16,599     $    16,599
                                                  -----------
TOTAL REPURCHASE AGREEMENT
(COST $16,599)                                         16,599
                                                  -----------
TOTAL INVESTMENTS -- 97.9%
(COST $484,565)                                       443,987
                                                  -----------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 2.1%               9,702
                                                  -----------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 138,993,165 outstanding
   shares of beneficial interest                    1,718,466
Accumulated net realized loss on investments       (1,224,199)
Net unrealized depreciation on investments            (40,578)
                                                  -----------
TOTAL NET ASSETS -- 100.0%                        $   453,689
                                                  ===========
 NET ASSET VALUE, OFFERING AND
      REDEMPTION PRICE PER SHARE                        $3.26
                                                  ===========

*Non-income producing security
(A)--Tri-party repurchase agreement
ADR--American Depositary Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (000)
DECEMBER 31, 2001

                                                                    ------------
                                                                      Select 20
                                                                      Portfolio
                                                                    ------------
ASSETS:
     Investment securities (Cost $265,982) at market value            $ 272,840
     Repurchase Agreements (Cost $17,230)                                17,230
     Receivable for investment securities sold                           21,980
     Receivable for capital shares sold                                       4
     Dividends and interest receivable                                       83
                                                                      ---------
     Total Assets                                                       312,137
                                                                      ---------


LIABILITIES:
     Payable for investment securities purchased                          7,591
     Payable for capital shares redeemed                                    224
     Accrued expenses                                                       293
                                                                      ---------
     Total Liabilities                                                    8,108
                                                                      ---------
NET ASSETS:
     Paid-in-capital ($0.001 par value) based on 32,513,278
       outstanding shares of beneficial interest                        493,136
     Accumulated net realized loss on investments                      (195,965)
     Net unrealized appreciation on investments                           6,858
                                                                      ---------
NET ASSETS                                                            $ 304,029
                                                                      ---------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE              $    9.35
                                                                      ---------

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                   ------------         ------------          -----------
                                                                                            PBHG
                                                                        PBHG              LARGE CAP              PBHG
                                                                     GROWTH II             GROWTH               MID-CAP
                                                                     PORTFOLIO            PORTFOLIO              VALUE
                                                                       (000)                (000)              PORTFOLIO
                                                                   ------------         ------------          -----------
INVESTMENT INCOME:
     Dividends                                                      $        85          $       229          $    18,337
     Interest                                                               999                  241                5,135
     Less:  Foreign Taxes Withheld                                           (4)                  --                  (13)
                                                                    -----------          -----------          -----------
     Total Investment Income                                              1,080                  470               23,459
                                                                    -----------          -----------          -----------
EXPENSES:
     Investment Advisory Fees                                             1,825                  462               15,757
     Administrative Fees                                                    322                   92                2,781
     Custodian Fees                                                          17                    6               10,044
     Professional Fees                                                       26                    8                  265
     Transfer Agent Fees                                                     26                   26               11,482
     Printing Fees                                                           46                   20                1,815
     Directors Fees                                                          11                    4                  109
     Amortization of Organizational Costs                                     2                    2                   --
     Other Expenses                                                          24                    8                2,271
                                                                    -----------          -----------          -----------
             TOTAL EXPENSES                                               2,299                  628               44,524
                                                                    -----------          -----------          -----------
Waiver of Investment Advisory Fees                                           --                   --              (15,757)
Waiver of Administrative Fees                                                --                   --               (2,781)
Reimbursement of Other Expenses by Adviser                                   --                   --               (3,740)
                                                                    -----------          -----------          -----------
NET EXPENSES                                                              2,299                  628               22,246
                                                                    -----------          -----------          -----------
NET INVESTMENT INCOME (LOSS)                                             (1,219)                (158)               1,213
                                                                    -----------          -----------          -----------
Net Realized Gain (Loss) from Security Transactions                    (215,710)             (20,232)             (72,543)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                                        79,198               (1,822)             216,381
                                                                    -----------          -----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (136,512)             (22,054)             143,838
                                                                    -----------          -----------          -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $  (137,731)         $   (22,212)         $   145,051
                                                                    ===========          ===========          ===========

(1) The PBHG Small Cap Growth Portfolio commenced operations on April 30, 2001. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                    -----------          -----------          -----------
                                                                                            PBHG
                                                                       PBHG                 SELECT               PBHG
                                                                     SELECT 20              VALUE              SMALL CAP
                                                                     PORTFOLIO            PORTFOLIO             GROWTH
                                                                       (000)                (000)             PORTFOLIO(1)
                                                                    -----------          -----------          -----------
INVESTMENT INCOME:
     Dividends                                                      $     1,365          $     3,607          $       131
     Interest                                                             1,980                  679                6,742
     Less:  Foreign Taxes Withheld                                           --                   --                   --
                                                                    -----------          -----------          -----------
     Total Investment Income                                              3,345                4,286                6,873
                                                                    -----------          -----------          -----------
EXPENSES:
     Investment Advisory Fees                                             3,510                1,824               16,218
     Administrative Fees                                                    619                  421                2,862
     Custodian Fees                                                          15                   17                5,854
     Professional Fees                                                       49                   43                  298
     Transfer Agent Fees                                                     27                   26               16,763
     Printing Fees                                                           14                   39                6,339
     Directors Fees                                                          21                   14                   88
     Amortization of Organizational Costs                                     2                    2                   --
     Other Expenses                                                          39                   28                1,227
                                                                    -----------          -----------          -----------
             TOTAL EXPENSES                                               4,296                2,414               49,649
                                                                    -----------          -----------          -----------
Waiver of Investment Advisory Fees                                           --                   --              (16,218)
Waiver of Administrative Fees                                                --                   --                   --
Reimbursement of Other Expenses by Adviser                                   --                   --              (10,535)
                                                                    -----------          -----------          -----------
NET EXPENSES                                                              4,296                2,414               22,896
                                                                    -----------          -----------          -----------
NET INVESTMENT INCOME (LOSS)                                               (951)               1,872              (16,023)
                                                                    -----------          -----------          -----------
Net Realized Gain (Loss) from Security Transactions                    (193,599)             (11,653)            (629,019)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                                       (27,352)              (9,276)             121,917
                                                                    -----------          -----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (220,951)             (20,929)            (507,102)
                                                                    -----------          -----------          -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $  (221,902)         $   (19,057)         $  (523,125)
                                                                    ===========          ===========          ===========


                                                                    -----------        --------------
                                                                       PBHG                 PBHG
                                                                     SMALL CAP           TECHNOLOGY &
                                                                       VALUE           COMMUNICATIONS
                                                                     PORTFOLIO            PORTFOLIO
                                                                       (000)                (000)
                                                                    -----------        --------------
INVESTMENT INCOME:
     Dividends                                                      $     2,152          $       532
     Interest                                                             1,331                2,505
     Less:  Foreign Taxes Withheld                                           --                  (48)
                                                                    -----------          -----------
     Total Investment Income                                              3,483                2,989
                                                                    -----------          -----------
EXPENSES:
     Investment Advisory Fees                                             3,466                5,541
     Administrative Fees                                                    520                  978
     Custodian Fees                                                          22                   24
     Professional Fees                                                       48                   77
     Transfer Agent Fees                                                     26                   27
     Printing Fees                                                           37                   89
     Directors Fees                                                          18                   33
     Amortization of Organizational Costs                                     2                    2
     Other Expenses                                                          36                   71
                                                                    -----------          -----------
             TOTAL EXPENSES                                               4,175                6,842
                                                                    -----------          -----------
Waiver of Investment Advisory Fees                                          (17)                  --
Waiver of Administrative Fees                                                --                   --
Reimbursement of Other Expenses by Adviser                                   --                   --
                                                                    -----------          -----------
NET EXPENSES                                                              4,158                6,842
                                                                    -----------          -----------
NET INVESTMENT INCOME (LOSS)                                               (675)              (3,853)
                                                                    -----------          -----------
Net Realized Gain (Loss) from Security Transactions                       5,891           (1,174,867)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                                         8,992              592,264
                                                                    -----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   14,883             (582,603)
                                                                    -----------          -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $    14,208          $  (586,456)
                                                                    ===========          ===========

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000, RESPECTIVELY

                                                               ------------------------          -----------------------
                                                                                                            PBHG
                                                                          PBHG                           Large Cap
                                                                        GROWTH II                         GROWTH
                                                                        PORTFOLIO                        PORTFOLIO
                                                                          (000)                            (000)
                                                               ------------------------          -----------------------
                                                                 01/01/01      01/01/00           01/01/01      01/01/00
                                                                    to            to                 to            to
                                                                 12/31/01      12/31/00           12/31/01      12/31/00
                                                               -----------    ---------          ---------     ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                $  (1,219)     $  (1,677)         $   (158)    $    (27)
   Net Realized Gain (Loss) from Security Transactions          (215,710)       (32,367)          (20,232)      (2,521)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                               79,198       (107,566)           (1,822)      (7,153)
                                                               ---------      ---------          --------     --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                            (137,731)      (141,610)          (22,212)      (9,701)
                                                               ---------      ---------          --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                              --             --                --           --
   Net Realized Gains from Security Transactions                      --         (9,064)               --       (1,787)
                                                               ---------      ---------          --------     --------
   Total Distributions                                                --         (9,064)               --       (1,787)

CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                 570,930        574,803            20,479       67,243
   Value of Securities Transferred In-Kind                            --             --                --           --
   Shares Issued upon Reinvestment of Distributions                   --          9,064                --        1,787
   Shares Redeemed                                              (648,051)      (242,847)          (16,852)     (12,192)
                                                               ---------      ---------          --------     --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                  (77,121)       341,020             3,627       56,838
                                                               ---------      ---------          --------     --------
   Total Increase (Decrease) in Net Assets                      (214,852)       190,346           (18,585)      45,350
                                                               ---------      ---------          --------     --------
NET ASSETS:
   Beginning of Period                                           368,948        178,602            72,645       27,295
                                                               ---------      ---------          --------     --------
   End of Period                                               $ 154,096      $ 368,948          $ 54,060     $ 72,645
                                                               =========      =========          ========     ========

SHARES ISSUED AND REDEEMED:
   Shares Issued                                                  44,344         21,630               985        2,298
   Shares Issued in Exchange for Securities
     Transfered In-Kind                                               --             --                --           --
   Shares Issued upon Reinvestment of Distributions                   --            319                --           58
   Shares Redeemed                                               (50,185)       (10,149)             (874)        (466)
                                                               ---------      ---------          --------     --------
   Net Increase (Decrease) in Shares Outstanding                  (5,841)        11,800               111        1,890
                                                               =========      =========          ========     ========

                                                              -------------------------

                                                                        PBHG
                                                                       MID-CAP
                                                                        VALUE
                                                                      PORTFOLIO
                                                              -------------------------
                                                               01/01/01       01/01/00
                                                                  to             to
                                                               12/31/01       12/31/00
                                                              ---------      ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                               $    1,213      $   1,518
   Net Realized Gain (Loss) from Security Transactions           (72,543)       142,380
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                              216,381         54,092
                                                              ----------      ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                             145,051        197,990
                                                              ----------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                          (1,080)        (2,421)
   Net Realized Gains from Security Transactions                 (16,054)      (167,111)
                                                              ----------      ---------
   Total Distributions                                           (17,134)      (169,532)
                                                              ----------      ---------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                               2,857,050             --
   Value of Securities Transferred In-Kind                            --             --
   Shares Issued upon Reinvestment of Distributions               17,134        169,532
   Shares Redeemed                                              (343,102)            --
                                                              ----------      ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                2,531,082        169,532
                                                              ----------      ---------
   Total Increase (Decrease) in Net Assets                     2,658,999        197,990
                                                              ----------      ---------
NET ASSETS:
   Beginning of Period                                           895,752        697,762
                                                              ----------      ---------
   End of Period                                              $3,554,751      $ 895,752
                                                              ==========      =========

SHARES ISSUED AND REDEEMED:
   Shares Issued                                                 220,039             --
   Shares Issued in Exchange for Securities
     Transfered In-Kind                                               --             --
   Shares Issued upon Reinvestment of Distributions                1,541         13,173
   Shares Redeemed                                               (27,955)            --
                                                              ----------      ---------
   Net Increase (Decrease) in Shares Outstanding                 193,625         13,173
                                                              ==========      =========

(1) The PBHG Small Cap Growth Portfolio commenced operations on April 30, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                       42

                                                              ------------------------           ------------------------

                                                                         PBHG                              PBHG
                                                                      SELECT 20                        SELECT VALUE
                                                                      PORTFOLIO                          PORTFOLIO
                                                                        (000)                              (000)
                                                              ------------------------           ------------------------
                                                               01/01/01       01/01/00            01/01/01       01/01/00
                                                                  to             to                  to             to
                                                               12/31/01       12/31/00            12/31/01       12/31/00
                                                              ---------       --------           ----------     ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                               $    (951)     $  (2,978)          $   1,872      $     807
   Net Realized Gain (Loss) from Security Transactions         (193,599)       104,686             (11,653)         2,728
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                             (27,352)      (341,254)             (9,276)         6,637
                                                              ---------      ---------           ---------      ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                           (221,902)      (239,546)            (19,057)        10,172
                                                              ---------      ---------           ---------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                             --             --                (807)          (333)
   Net Realized Gains from Security Transactions               (106,867)       (50,103)             (2,978)        (5,924)
                                                              ---------      ---------           ---------      ---------
   Total Distributions                                         (106,867)       (50,103)             (3,785)        (6,257)
                                                              ---------      ---------           ---------      ---------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                 16,112        311,837             345,617        167,246
   Value of Securities Transferred In-Kind                           --             --                  --             --
   Shares Issued upon Reinvestment of Distributions             106,867         50,103               3,785          6,257
   Shares Redeemed                                             (159,920)      (156,124)           (112,259)       (98,721)
                                                              ---------      ---------           ---------      ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                 (36,941)       205,816             237,143         74,782
                                                              ---------      ---------           ---------      ---------
   Total Increase (Decrease) in Net Assets                     (365,710)       (83,833)            214,301         78,697
                                                              ---------      ---------           ---------      ---------
NET ASSETS:
   Beginning of Period                                          669,739        753,572             118,669         39,972
                                                              ---------      ---------           ---------      ---------
   End of Period                                              $ 304,029      $ 669,739           $ 332,970      $ 118,669
                                                              =========      =========           =========      =========

SHARES ISSUED AND REDEEMED:
   Shares Issued                                                  1,000          8,853              19,964         10,654
   Shares Issued in Exchange for Securities
     Transfered In-Kind                                              --             --                  --             --
   Shares Issued upon Reinvestment of Distributions              13,177          1,438                 264            412
   Shares Redeemed                                              (10,005)        (4,994)             (7,037)        (6,341)
                                                              ---------      ---------           ---------      ---------
   Net Increase (Decrease) in Shares Outstanding                  4,172          5,297              13,191          4,725
                                                              =========      =========           =========      =========

                                                              ------------         ---------------------------
                                                                                      PBHG            PBHG
                                                                 PBHG              SMALL CAP        SMALL CAP
                                                               SMALL CAP             VALUE            VALUE
                                                                 GROWTH            PORTFOLIO        PORTFOLIO
                                                              PORTFOLIO(1)           (000)            (000)
                                                              ------------         ---------       -----------
                                                                04/30/01            01/01/01         01/01/00
                                                                   to                  to              to
                                                                12/31/01            12/31/01         12/31/00
                                                              ------------         ---------        ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                               $   (16,023)         $   (675)        $    374
   Net Realized Gain (Loss) from Security Transactions           (629,019)            5,891            3,858
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                               121,917             8,992           21,376
                                                              -----------          --------         --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                             (523,125)           14,208           25,608
                                                              -----------          --------         --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                               --              (376)              --
   Net Realized Gains from Security Transactions                       --            (6,876)          (4,555)
                                                              -----------          --------         --------
   Total Distributions                                                 --            (7,252)          (4,555)
                                                              -----------          --------         --------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                8,737,251           236,776          256,164
   Value of Securities Transferred In-Kind                      4,923,137                --               --
   Shares Issued upon Reinvestment of Distributions                    --             7,252            4,555
   Shares Redeemed                                             (4,604,435)          (90,091)         (51,098)
                                                              -----------          --------         --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                 9,055,953           153,937          209,621
                                                              -----------          --------         --------
   Total Increase (Decrease) in Net Assets                      8,532,828           160,893          230,674
                                                              -----------          --------         --------
NET ASSETS:
   Beginning of Period                                                 --           274,158           43,484
                                                              -----------          --------         --------
   End of Period                                              $ 8,532,828          $435,051         $274,158
                                                              ===========          ========         ========

SHARES ISSUED AND REDEEMED:
   Shares Issued                                                  952,533            13,064           14,963
   Shares Issued in Exchange for Securities
     Transfered In-Kind                                           568,492                --               --
   Shares Issued upon Reinvestment of Distributions                    --               482              248
   Shares Redeemed                                               (515,911)           (5,429)          (3,135)
                                                              -----------          --------         --------
   Net Increase (Decrease) in Shares Outstanding                1,005,114             8,117           12,076
                                                              ===========          ========         ========

                                                              -----------------------------
                                                                           PBHG
                                                                        TECHNOLOGY &
                                                                      COMMUNICATIONS
                                                                         PORTFOLIO
                                                                           (000)
                                                              -----------------------------
                                                                01/01/01          01/01/00
                                                                   to                to
                                                                12/31/01          12/31/00
                                                              -----------       -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                               $    (3,853)      $   (16,609)
   Net Realized Gain (Loss) from Security Transactions         (1,174,867)          233,103
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                               592,264        (1,266,009)
                                                              -----------       -----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                             (586,456)       (1,049,515)
                                                              -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                               --                --
   Net Realized Gains from Security Transactions                 (261,864)         (162,321)
                                                              -----------       -----------
   Total Distributions                                           (261,864)         (162,321)
                                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                  429,573         1,579,507
   Value of Securities Transferred In-Kind                             --                --
   Shares Issued upon Reinvestment of Distributions               261,864           162,321
   Shares Redeemed                                               (549,515)       (1,005,353)
                                                              -----------       -----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                   141,922           736,475
                                                              -----------       -----------
   Total Increase (Decrease) in Net Assets                       (706,398)         (475,361)
                                                              -----------       -----------
NET ASSETS:
   Beginning of Period                                          1,160,087         1,635,448
                                                              -----------       -----------
   End of Period                                               $  453,689       $ 1,160,087
                                                              ===========       ===========

SHARES ISSUED AND REDEEMED:
   Shares Issued                                                   41,125            30,125
   Shares Issued in Exchange for Securities
     Transfered In-Kind                                                --                --
   Shares Issued upon Reinvestment of Distributions               100,331             3,374
   Shares Redeemed                                                (49,306)          (22,201)
                                                              -----------       -----------
   Net Increase (Decrease) in Shares Outstanding                   92,150            11,298
                                                              ===========       ===========

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD

                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
------------------------
PBHG GROWTH II PORTFOLIO
------------------------
2001(6)      $18.88      $(0.07)      $(7.57)          --                --         $11.24      (40.47)%    $154,096      1.07%
2000          23.05       (0.06)       (3.62)          --            $(0.49)         18.88      (16.67)%     368,948      1.05%
1999(6)       11.63       (0.04)       11.46           --                --          23.05       98.19%      178,602      1.20%
1998          10.75       (0.06)        0.94           --                --          11.63        8.19%       18,321      1.20%
1997(1)       10.00          --         0.75           --                --          10.75        7.50%+      10,236      1.20%*


                                        Ratio
           Ratio                        of Net
           of Net         Ratio       Investment
         Investment     of Expenses  Income (Loss)
           Income         Average     to Average
           (Loss)       Net Assets    Net Assets      Portfolio
         to Average     (Excluding    (Excluding      Turnover
         Net Assets      Waivers)      Waivers)         Rate
---------------------------------------------------------------
2001(6)    (0.57)%         1.07%        (0.57)%       163.56%
2000       (0.42)%         1.05%        (0.42)%       145.87%
1999(6)    (0.38)%         1.20%        (0.38)%       236.82%
1998       (0.64)%         1.54%        (0.98)%       228.09%
1997(1)    (0.11)%*        4.38%*       (3.29)%*       44.57%+

                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO
-------------------------------
2001(6)      $24.54      $(0.05)      $(6.89)          --                 --         $17.60     (28.28)%    $54,060        1.02%
2000(6)       25.51       (0.01)       (0.21)          --             $(0.75)         24.54      (1.48)%     72,645        1.06%
1999          15.44       (0.05)       10.12           --                 --          25.51      65.22%      27,295        1.10%
1998          11.82       (0.02)        3.64                              --          15.44      30.63%      12,598        1.10%
1997(1)       10.00          --         1.82           --                 --          11.82      18.20%+      4,916        1.10%*



                                         Ratio
           Ratio                         of Net
           of Net         Ratio        Investment
         Investment     of Expenses   Income (Loss)
           Income         Average      to Average
           (Loss)       Net Assets     Net Assets      Portfolio
         to Average     (Excluding     (Excluding      Turnover
         Net Assets      Waivers)       Waivers)         Rate
----------------------------------------------------------------
2001(6)    (0.26)%         1.02%         (0.26)%       137.18%
2000(6)    (0.05)%         1.06%         (0.05)%       147.68%
1999       (0.41)%         1.17%         (0.48)%       157.04%
1998       (0.19)%         1.53%         (0.62)%        41.51%
1997(1)     0.00%*         5.21%*        (4.11)%*       37.42%+


                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------
PBHG MID-CAP VALUE PORTFOLIO
----------------------------

2001         $12.49          --      $ 0.98             --            $(0.07)       $13.40       7.95%       $3,555        1.20%
2000          11.92      $ 0.02        3.34         $(0.04)            (2.75)        12.49      28.47%          896        1.20%
1999          11.10        0.02        2.75             --             (1.95)        11.92      25.66%          698        1.20%
1998(2)       10.00          --        1.10             --                --         11.10      11.00%+         555        1.20%*


                                         Ratio
           Ratio                         of Net
           of Net         Ratio        Investment
         Investment     of Expenses   Income (Loss)
           Income         Average      to Average
           (Loss)       Net Assets     Net Assets      Portfolio
         to Average     (Excluding     (Excluding      Turnover
         Net Assets      Waivers)       Waivers)         Rate
----------------------------------------------------------------
2001        0.07%          2.40%         (1.13)%        251.16%
2000        0.19%          4.52%         (3.13)%        260.64%
1999        0.15%          5.89%         (4.54)%        906.69%
1998(2)     0.26%*         4.13%*        (2.67)%*        72.32%+


                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
------------------------
PBHG SELECT 20 PORTFOLIO
------------------------
2001         $23.63      $(0.01)      $(9.30)          --             $(4.97)        $ 9.35     (36.17)%    $304,029      1.04%
2000          32.70       (0.09)       (7.12)          --              (1.86)         23.63     (23.87)%     669,739      1.02%
1999          16.30       (0.08)       16.48           --                 --          32.70     100.61%      753,572      1.05%
1998          10.03       (0.01)        6.28           --                 --          16.30      62.52%      317,926      1.20%
1997(3)       10.00          --         0.03           --                 --          10.03       0.30%+       7,617      1.20%*


                                         Ratio
           Ratio                         of Net
           of Net         Ratio        Investment
         Investment     of Expenses   Income (Loss)
           Income         Average      to Average
           (Loss)       Net Assets     Net Assets      Portfolio
         to Average     (Excluding     (Excluding      Turnover
         Net Assets      Waivers)       Waivers)         Rate
----------------------------------------------------------------
2001       (0.23)%         1.04%         (0.23)%        142.88%
2000       (0.33)%         1.02%         (0.33)%        138.94%
1999       (0.46)%         1.05%         (0.46)%        139.05%
1998       (0.18)%         1.21%         (0.19)%         48.79%
1997(3)     0.51%*         3.36%*        (1.65)%*        18.53%+


                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
---------------------------
PBHG SELECT VALUE PORTFOLIO
---------------------------
2001(6)     $16.13        $0.15       $0.10         $(0.04)           $(0.14)       $16.20      1.72%       $332,970      0.86%
2000         15.19         0.07        2.54          (0.09)            (1.58)        16.13     17.88%        118,669      0.97%
1999         14.27         0.13        1.13             --             (0.34)        15.19      8.89%         39,972      0.95%
1998         10.43        (0.02)       3.98          (0.04)            (0.08)        14.27     37.96%         22,286      1.00%
1997(4)      10.00         0.02        0.41             --                --         10.43      4.30%+         1,560      1.00%*

                                         Ratio
           Ratio                         of Net
           of Net         Ratio        Investment
         Investment     of Expenses   Income (Loss)
           Income         Average      to Average
           (Loss)       Net Assets     Net Assets      Portfolio
         to Average     (Excluding     (Excluding      Turnover
         Net Assets      Waivers)       Waivers)         Rate
----------------------------------------------------------------
2001        0.67%          0.86%          0.67%         652.60%
2000        1.30%          0.97%          1.30%        1137.60%
1999        0.84%          0.95%          0.84%         927.02%
1998        0.67%          1.47%          0.20%         635.10%
1997(4)     1.91%*         8.04%*        (5.13)%*        68.93%+


                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO
-------------------------------

2001(5)      $10.00      $(0.02)     $(1.49)          --                --           $ 8.49    (15.10)%+     $8,533       1.20%*


                                         Ratio
           Ratio                         of Net
           of Net         Ratio        Investment
         Investment     of Expenses   Income (Loss)
           Income         Average      to Average
           (Loss)       Net Assets     Net Assets      Portfolio
         to Average     (Excluding     (Excluding      Turnover
         Net Assets      Waivers)       Waivers)         Rate
----------------------------------------------------------------
2001(5)    (0.84)%*        2.60%*        (2.24)%*       56.26%+


                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
------------------------------
2001         $17.91      $(0.03)       $1.04        $(0.02)           $(0.33)        $18.57      6.07%      $435,051       1.20%
2000          13.46        0.06         4.81            --             (0.42)         17.91     36.13%       274,158       1.20%
1999          11.61       (0.03)        1.88            --                --          13.46     15.93%        43,484       1.20%
1998          10.48       (0.02)        1.16            --             (0.01)         11.61     10.94%        44,040       1.20%
1997(4)       10.00        0.01         0.47            --                --          10.48      4.80%+        9,321       1.20%*



                                         Ratio
           Ratio                         of Net
           of Net         Ratio        Investment
         Investment     of Expenses   Income (Loss)
           Income         Average      to Average
           (Loss)       Net Assets     Net Assets      Portfolio
         to Average     (Excluding     (Excluding      Turnover
         Net Assets      Waivers)       Waivers)         Rate
----------------------------------------------------------------
2001       (0.19)%         1.20%         (0.19)%        125.30%
2000        0.28%          1.21%          0.27%         185.66%
1999       (0.20)%         1.29%         (0.29)%        277.95%
1998       (0.15)%         1.46%         (0.41)%        293.90%
1997(4)     1.40%*         3.63%*        (1.03)%*        41.14%+


                                        Net
              Net                  Realized and                                                                Net         Net
             Asset         Net      Unrealized    Distributions    Distributions     Asset                   Assets       Ratio
             Value     Investment    Gains or       from Net           from          Value                    End      of Expenses
           Beginning     Income       Losses       Investment         Capital         End        Total     of Period    to Average
           of Period     (Loss)   on Securities      Income            Gains       of Period    Return       (000)      Net Assets
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
------------------------------------------

2001(6)      $24.77      $(0.03)      $(14.63)         --             $(6.85)        $3.26      (52.32)%    $453,689      1.05%
2000          46.01       (0.34)      (17.29)          --              (3.61)        24.77      (42.12)%   1,160,087      1.04%
1999(6)       13.76       (0.13)       32.38           --                 --         46.01      234.38%    1,635,448      1.09%
1998          10.41       (0.04)        3.39           --                 --         13.76       32.20%       32,493      1.20%
1997(1)       10.00          --         0.41           --                 --         10.41        4.10%+       9,117      1.20%*



                                         Ratio
           Ratio                         of Net
           of Net         Ratio        Investment
         Investment     of Expenses   Income (Loss)
           Income         Average      to Average
           (Loss)       Net Assets     Net Assets      Portfolio
         to Average     (Excluding     (Excluding      Turnover
         Net Assets      Waivers)       Waivers)         Rate
----------------------------------------------------------------
2001       (0.58)%         1.05%         (0.58)%        285.73%
2000       (0.77)%         1.04%         (0.77)%        311.59%
1999       (0.64)%         1.09%         (0.64)%        273.76%
1998       (0.55)%         1.56%         (0.91)%        264.58%
1997        0.37%*         5.09%*        (3.52)%*        69.34%+

*  Annualized.

+ Total return and portfolio turnover have not been annualized.

(1) The PBHG Growth II, PBHG Large Cap Growth and the PBHG Technology & Communications Portfolios commenced operations on April 30, 1997.

(2)  The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.

(3)  The PBHG Select 20 Portfolio commenced operations on September 25, 1997.

(4) The PBHG Select Value and the PBHG Small Cap Value Portfolios commenced operations on October 28, 1997.

(5)  The PBHG Small Cap Growth Portfolio commenced operations on April 30, 2001.

(6)  Per share  calculations were performed using average shares for the period.

     Amounts  designated  as "--" are  either $0 or have been  rounded to $0.

The accompanying notes are an integral part of the financial statements.#

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2001

1. ORGANIZATION

PBHG Insurance Series Fund (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware business trust effective May 1, 2001 and changed its name from The PBHG Insurance Series Fund. The Fund consists of eight Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") and the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by life insurance companies. At December 31, 2001 the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:

                              PERCENTAGE OF           NUMBER OF
PORTFOLIO                  OUTSTANDING SHARES    INSURANCE COMPANIES
---------                  ------------------    -------------------

Growth II Portfolio             71%, 20%                  2
Large Cap Growth Portfolio      83%, 15%                  2
Mid-Cap Value Portfolio            76%                    1
Select 20 Portfolio               100%                    1
Select Value Portfolio             99%                    1
Small Cap Growth Portfolio         93%                    1
Small Cap Value Portfolio         100%                    1
Technology &
  Communications Portfolio         91%                    1

At December 31, 2001, 24% of the outstanding shares of the Mid-Cap Value Portfolio were held by Pilgrim Baxter & Associates, Ltd. (the "Adviser").

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT
INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains of each Portfolio are generally made to shareholders annually, if available.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio which commenced operations on November 30, 1998 and the Small Cap Growth Portfolio which commenced operations on April 30, 2001, and are being amortized on a straight line basis over a period of sixty months from commencement of operations. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Fund implemented the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or net asset value of the Fund upon adoption of the provisions of the Guide.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Mid-Cap Value, Select 20, Small Cap Growth and Technology & Communications Portfolios' average daily net assets, 0.75% of the Large Cap Growth Portfolio's average daily net assets, 0.65% of the Select Value Portfolio's average daily net assets, and 1.00% of the Small Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Mid-Cap Value, Select 20, Small Cap Growth, Small Cap Value and Technology & Communications Portfolios, to not more than 1.10% of the average daily net assets of the Large Cap Growth Portfolio and to not more than 1.00% of the average daily net assets of the Select Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At December 31, 2001, the amount of advisory fees waived and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:

     Mid-Cap Value Portfolio    $72,562
     Small Cap Growth Portfolio  26,753
     Small Cap Value Portfolio   74,472

     NO AMOUNTS REIMBURSED TO DATE.

Pilgrim Baxter Value Investors, Inc. ("Value Investors") a wholly owned subsidiary of the Adviser, serves as the sub-advisor to the Mid-Cap Value Portfolio, the Select Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Value Investors receives a fee from the Adviser at an annual rate of 0.50%, 0.40%, and 0.65%, respectively, of the average daily net assets of the Mid-Cap Value Portfolio, the Select Value Portfolio and the Small Cap Value Portfolio. Value Investors receives no fees directly from the Mid-Cap Value Portfolio, the Select Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

Effective May 1, 2001, the Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity. Prior to May 1, 2001, SEI Investments Distribution Co. ("SEI"), a wholly owned subsidiary of SEI Investments Company, and the Fund were parties to a distribution agreement dated April 1, 1997, pursuant to which SEI served as principal underwriter for the Fund. SEI received no compensation for serving in such capacity.

SEI Investments Mutual Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator is an affiliate of the Fund's former distributor and assists the Administrator in providing administrative services to the Fund. Effective January 1, 2001, pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

The Adviser has entered into an agreement with SEI Investments Management Corporation to act as an agent in placing repurchase agreements for the Fund. Listed below are the amounts SEI Investments Management Corporation received for its services from each portfolio for the year ended December 31, 2001.

     Growth II Portfolio                   $ 11,508
     Large Cap Growth Portfolio               3,106
     Mid-Cap Value Portfolio                     88
     Select 20 Portfolio                     22,754
     Select Value Portfolio                   8,618
     Small Cap Growth Portfolio                 106
     Small Cap Value Portfolio               16,499
     Technology & Communications
        Portfolio                            26,665

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank serves as the custodian for the Fund.

Certain officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the year ended December 31, 2001 were as follows:

                                  PURCHASES        SALES
                                    (000)          (000)
                                 ----------     ----------
Growth II Portfolio              $  322,360     $  383,967
Large Cap Growth Portfolio           77,268         76,927
Mid-Cap Value Portfolio               6,714          4,319
Select 20 Portfolio                 539,262        657,432
Select Value Portfolio            1,949,705      1,719,697
Small Cap Growth Portfolio           10,981          1,965
Small Cap Value Portfolio           544,594        395,427
Technology & Communications
   Portfolio                      1,772,024      1,839,144

Purchases of the Small Cap Growth Portfolio included an in-kind transfer of securities of $4,923,137 of investment securities in exchange for 568,492 shares of the Small Cap Growth Portfolio on December 28, 2001.

As of the close of business on December 28, 2001, the Small Cap Growth Portfolio received securities in exchange for fund shares from the Variable Investors Series Trust Small Cap Growth Portfolio. For purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Portfolio equal the market value of such securities on their respective date of contribution to the Portfolio resulting in no difference between book cost and tax cost.

5.  FEDERAL TAX INFORMATION

It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2001, primarily attributable to certain net operating losses, which for tax purposes were reclassified to paid-in-capital or were used to offset net short-term capital gains as follows:

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                               INCREASE/     INCREASE/
                                              (DECREASE)    (DECREASE)
                               INCREASE/      ACCUMULATED  UNDISTRIBUTED
                              (DECREASE)     NET REALIZED  NET INVESTMENT
                            PAID-IN-CAPITAL      GAIN          INCOME
                            ---------------  ------------  ---------------
Growth II Portfolio           $(1,219,060)     $     --      $1,219,060
Large Cap Growth Portfolio       (158,700)           --         158,700
Mid-Cap Value Portfolio                --            20             (20)
Select 20 Portfolio              (952,299)          774         951,525
Select Value Portfolio                 --         1,439          (1,439)
Small Cap Growth Portfolio        (16,023)            --         16,023
Small Cap Value Portfolio        (678,015)           993        677,022
Technology & Communications
   Portfolio                   (3,859,618)         6,806      3,852,812

These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 were as follows:

                               ORDINARY          LONG-TERM          RETURN OF
                                INCOME         CAPITAL GAIN          CAPITAL             TOTAL
                               --------        ------------         ---------       -------------
Growth II Portfolio
   2001                      $        --       $         --       $         --      $          --
   2000                        8,414,526            649,259                 --          9,063,785
Large Cap Growth Portfolio
   2001                               --                 --                 --                 --
   2000                          369,813          1,417,204                 --          1,787,017
Mid-Cap Value Portfolio
   2001                           15,607              1,527                 --             17,134
   2000                          156,071             13,461                 --            169,532
Select 20 Portfolio
   2001                               --        106,866,435                774        106,867,209
   2000                        8,747,755         41,355,712                 --         50,103,467
Select Value Portfolio
   2001                        3,441,396            343,934                 --          3,785,330
   2000                        6,123,978            133,479                 --          6,257,457
Small Cap Growth
Portfolio*
   2001                               --                 --                 --                 --
Small Cap Value
Portfolio
   2001                        4,741,045          2,508,278              2,645          7,251,968
   2000                        4,554,991                 --                 --          4,554,991
Technology &
Communications
Portfolio
   2001                      189,086,846         72,770,573              6,806        261,864,225
   2000                      158,479,518          3,841,465                 --        162,320,983

* THE SMALL CAP GROWTH PORTFOLIO COMMENCED OPERATIONS ON APRIL 30, 2001.

As of December 31, 2001, the components of Distributable Earnings/(Accumulated Losses) were as follows:


                                                                 LARGE CAP           MID-CAP
                                              GROWTH II           GROWTH              VALUE            SELECT 20
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            -------------      -------------      -------------      -------------
 Undistributed ordinary income              $          --      $          40      $         113      $          --
 Capital loss carryforwards expiring in
      December 2008                           (29,226,251)        (2,379,571)                --                 --
      December 2009                          (215,474,178)       (18,161,746)            (5,121)      (179,977,367)
Post-October losses                                    --           (920,780)                --        (10,439,554)
 Unrealized appreciation/(depreciation)        12,420,448            463,569            258,705          1,308,864


                                               SMALL CAP          SMALL CAP          TECHNOLOGY &
                                              SELECT VALUE         GROWTH               VALUE          COMMUNICATIONS
                                               PORTFOLIO          PORTFOLIO           PORTFOLIO           PORTFOLIO
                                             -------------     ---------------     ---------------     ---------------
 Undistributed ordinary income               $   1,869,622     $            --     $            --     $            --
 Undistributed long-term capital gain                   --                  --           4,650,595                  --
 Capital loss carryforwards expiring in
      December 2009                            (11,203,300)           (436,803)                 --      (1,190,866,076)
 Post-October losses                                    --            (110,274)           (626,641)        (12,122,874)
 Unrealized appreciation/(depreciation)         (3,585,927)             39,975          33,891,824         (61,787,998)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year.

At December 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at December 31, 2001 were as follows:

                                                                               NET
                                                                           UNREALIZED
                                  FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION/
                                 TAX COST    APPRECIATION  DEPRECIATION   DEPRECIATION
                                   (000)         (000)         (000)          (000)
                                 --------    ------------  ------------   ------------
Growth II Portfolio              $145,086      $ 18,389     $  (5,968)      $ 12,421
Large Cap Growth Portfolio         55,017         3,718        (3,254)           464
Mid-Cap Value Portfolio             3,312           342           (83)           259
Select 20 Portfolio               288,762        12,297       (10,989)         1,308
Select Value Portfolio            340,126        11,936       (15,522)        (3,586)
Small Cap Growth Portfolio          8,589           465          (425)            40
Small Cap Value Portfolio         411,685        60,707       (26,816)        33,891
Technology & Communications
  Portfolio                       505,775        18,801       (80,589)       (61,788)

6.  CONCENTRATIONS/RISKS

Certain portfolios invest a high percentage of their assets in specific sectors of the market, such as technology and health care, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a portfolio's net asset value and will cause its shares to fluctuate more than if that portfolio did not concentrate its investments in a particular sector. In addition, the Technology and Communications Portfolio is concentrated which means it will invest 25% or more of its net assets in specific industries within the technology and communications sector of the market in order to achieve a potentially greater investment return.

7.  LINE OF CREDIT

Each Portfolio may borrow an amount up to its prospectus defined limitations, from a $500,000,000 committed line of credit available to certain of the funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolios had no outstanding borrowings at December 31, 2001, or at any time during the year ended December 31, 2001.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF PBHG INSURANCE SERIES FUND:

In our opinion, the accompanying statements of net assets of PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio, PBHG Mid-Cap Value Portfolio, PBHG Select Value Portfolio, PBHG Small Cap Growth Portfolio, PBHG Small Cap Value Portfolio and PBHG Technology & Communications Portfolio and the statement of assets and liabilities, including the schedule of investments, of PBHG Select 20 Portfolio (constituting PBHG Insurance Series Fund, hereafter referred to as the "Fund") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each Portfolio at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
February 1, 2002

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 2001 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 2001 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2001, the Portfolios are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                                   (A)                       (B)                   (C)                  (D)
                                                   NET                    ORDINARY
                                              CAPITAL GAINS                INCOME                 TOTAL
                                              DISTRIBUTIONS             DISTRIBUTIONS         DISTRIBUTIONS         QUALIFYING
                                               (TAX BASIS)               (TAX BASIS)           (TAX BASIS)          DIVIDENDS(1)
                                              -------------             -------------         -------------         -----------
Growth II Portfolio ........................        0%                       0%                     0%                  0%
Large Cap Growth Portfolio .................        0%                       0%                     0%                  0%
Mid-Cap Value Portfolio ....................        9%                      91%                   100%                 13%
Select 20 Portfolio ........................      100%                       0%                   100%                  0%
Select Value Portfolio .....................        9%                      91%                   100%                  6%
Small Cap Growth Portfolio .................        0%                       0%                     0%                  0%
Small Cap Value Portfolio ..................       35%                      65%                   100%                  8%
Technology & Communications Portfolio ......       28%                      72%                   100%                  0%


(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

*    ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF EACH PORTOLIO'S
     DISTRIBUTIONS.

** ITEM (D) IS BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH PORTFOLIO.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                      NUMBER OF
                          POSITION      OFFICE AND                                  PORTFOLIOS IN               OTHER
                         HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S)    COMPLEX OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS, AND AGE    THE FUND      TIME SERVED       DURING PAST 5 YEARS         BY TRUSTEE                HELD
------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee         Trustee      Chief Financial Officer,           31          Director, The Triumph
 1255 Drummers Lane,                       since       The Triumph Group, Inc.                        Group, Inc. since 1992
 Suite 200                                 1997        (manufacturing) since 1992.
 Wayne, PA 19087
 (57)
------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee         Trustee      Consultant, Syrus Associates       31          Trustee, Provident
 76 Seaview Drive,                         since       (business and marketing                        Investment Counsel Trust
 Santa Barbara,                            1997        consulting firm) since 1986.                   (investment company)
 California 93108                                                                                     since 1992. Trustee,
 (55)                                                                                                 EQ Advisors Trust
                                                                                                      (investment company)
                                                                                                      since 1997
------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee         Trustee      Senior Vice President, Cherry      31                   None
 7 Jennifer Drive                          since       & Webb, CWT Specialty Stores
 Holmdel, New Jersey                       1997        since 1995-2000, Advisor and
 07733                                                 Secretary, the Underwoman
 (67)                                                  Shoppes Inc. (retail clothing
                                                       stores) since 1980.
                                                       Merchandising Group Vice
                                                       President, R.H. Macy & Co.
                                                       (retail department stores),
                                                       1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------
 Harold J. Baxter**      Chairman of      Trustee      Chairman, Chief Executive          31         Director, Old Mutual (US)
 1400 Liberty Ridge      the Board        since        Officer and Director, Pilgrim                 Holdings, Inc. since 1996
 Drive Wayne, PA         and Trustee      1997         Baxter & Associates, Ltd.
 19087-5593                                            since 1982. Trustee, the
 (55)                                                  Administrator since May 1996.
                                                       Chairman, Chief Executive
                                                       Officer and Director, Pilgrim
                                                       Baxter Value Investors, Inc.
                                                       since June 1996. Trustee,
                                                       PBHG Fund Distributors since
                                                       January 1998.

---------------------------------------------------------------------------------------------------------------------------

*Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act because he is a Director of the Adviser.

-----------------------------------------------------------------------------------------------------------------------------
OFFICERS*
-----------------------------------------------------------------------------------------------------------------------------
 Gary L. Pilgrim         President     President      President and Director,            N/A                     N/A
 1400 Liberty Ridge                      since        Pilgrim Baxter & Associates,
 Drive Wayne, PA                         1997         Ltd. since 1982. Trustee, the
 19087                                                PBHG Fund Services since May
 (61)                                                 1996. President and Director,
                                                      Pilgrim Baxter Value
                                                      Investors, Inc. since June
                                                      1996.
-----------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings         Treasurer,    Treasurer,     Vice President, Pilgrim            N/A                     N/A
 1400 Liberty Ridge        Chief         Chief        Baxter & Associates, Ltd.
 Drive Wayne, PA         Financial      Financial     since 2001 and Director of
 19087-5593               Officer,      Officer,      Mutual Fund Operations,
 (38)                    Controller    Controller     Pilgrim Baxter & Associates,
                                         since        Ltd., 1996-2001. President,
                                         1997         PBHG Shareholder Services,
                                                      Inc. since 2001. President,
                                                      PBHG Fund Distributor since
                                                      1999 and Treasurer, PBHG Fund
                                                      Services, May 1996-1999.
                                                      President, PBHG Fund Services
                                                      since December 1998.
                                                      Investment Accounting
                                                      Officer, Delaware Investments
                                                      Funds (investment companies),
                                                      1994-1996.
-----------------------------------------------------------------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
       TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED) -- CONCLUDED

---------------------------------------------------------------------------------------------------------------------------------
OFFICERS* (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF                                      NUMBER OF
                          POSITION        OFFICE AND                                   PORTFOLIOS IN               OTHER
                          HELD WITH        LENGTH OF        PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED         DURING PAST 5 YEARS        BY TRUSTEE                HELD
---------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr           Vice President       Vice          Senior Vice President,           N/A                    N/A
 1400 Liberty Ridge     and Secretary      President       Pilgrim Baxter & Associates,
 Drive Wayne, PA                              and          Ltd. since 2001 and General
 19087-5593                                Secretary       Counsel and Secretary,
 (39)                                        since         Pilgrim Baxter & Associates,
                                             1997          Ltd. since November 1996.
                                                           General Counsel and
                                                           Secretary, Pilgrim Baxter
                                                           Value Investors, Inc. since
                                                           November 1996. General
                                                           Counsel and Secretary, PBHG
                                                           Fund Services since January
                                                           1998. General Counsel and
                                                           Secretary, PBHG Fund
                                                           Distributors since January
                                                           1998. Vice President and
                                                           Assistant Secretary, Delaware
                                                           Management Company, Inc.
                                                           (investment adviser) and the
                                                           Delaware Investments Funds
                                                           (investment companies),
                                                           1995-1996.
---------------------------------------------------------------------------------------------------------------------------------
 Meghan M. Mahon        Vice                 Vice          Vice President and Assistant     N/A                    N/A
 1400 Liberty Ridge     President          President       Secretary, Pilgrim Baxter &
 Drive Wayne, PA        and                   and          Associates, Ltd. since 2001
 19087                  Assistant          Assistant       and Senior Counsel since
 (33)                   Secretary          Secretary       January 2002, Counsel,
                                             since         Pilgrim Baxter & Associates,
                                             1998          Ltd. April 1998 to December
                                                           2001. Assistant Secretary,
                                                           Value Investors since January
                                                           2000, Senior Counsel since
                                                           January 2002 and Counsel
                                                           January 2000 to December
                                                           2001. Assistant Secretary,
                                                           PBHG Fund Services since
                                                           January 2000, Senior Counsel
                                                           since January 2002, Counsel
                                                           January 2000 to December 31,
                                                           2001. Vice President,
                                                           Assistant Secretary and
                                                           Counsel, Delaware Management
                                                           Company, Inc. (investment
                                                           adviser) and the Delaware
                                                           Investments Funds (investment
                                                           companies), 1997-1998.
                                                           Associate, Drinker Biddle &
                                                           Reath, LLP (law firm)
                                                           1994-1997.
---------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon        Vice President        Vice         Chief Compliance Officer,         N/A                    N/A
 1400 Liberty Ridge                         President      Pilgrim Baxter & Associates,
 Drive Wayne, PA                              since        Ltd. since April 2001. Chief
 19087                                        2001         Compliance Officer, Pilgrim
 (38)                                                      Baxter Value Investors, Inc.,
                                                           PBHG Fund Services and PBHG
                                                           Fund Distributors since April
                                                           2001. Vice President and
                                                           Senior Compliance Officer,
                                                           Delaware Investments,
                                                           1995-2001.
---------------------------------------------------------------------------------------------------------------------------------
 James R. Foggo         Vice                  Vice         Vice President and Assistant      N/A                    N/A
 One Freedom Valley     President           President      Secretary of the
 Road Oaks, PA          and                    and         Sub-Administrator and SEI
 19456                  Assistant           Assistant      Investments Distribution Co.
 (37)                   Secretary           Secretary      since 1998. Associate, Paul
                                              since        Weiss, Rifkind, Wharton &
                                              1999         Garrison (law firm), 1998.
                                                           Associate, Baker & McKenzie
                                                           (law firm), 1995-1998.
---------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto       Vice                  Vice         Vice President and Assistant      N/A                    N/A
 One Freedom            President           President      Secretary of SEI Investments
 Valley Road            and                    and         Co. and Vice President and
 Oaks, PA 19456         Assistant           Assistant      Assistant Secretary of SEI
 (33)                   Secretary           Secretary      Investments Mutual Fund
                                              since        Services and SEI Investments
                                              1999         Distribution Co. since
                                                           November 1999. Associate,
                                                           Dechert Price & Rhoads (law
                                                           firm) 1997-1999.
---------------------------------------------------------------------------------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

                      [This page intentionally left blank]

                                             [LOGO] PBHG
                                                    FUNDS


                                             PBHG Insurance Series Fund

                                             P.O. Box 419229
                                             Kansas City, MO 64141-6229

                                             Investment Adviser
                                             Pilgrim Baxter & Associates,Ltd.

                                             Distributor:
                                             PBHG Fund Distributors












                                             This annual report is for the
                                             information of PBHG Insurance
                                             Series Fund shareholders, but may
                                             be used with prospective investors
                                             when preceded or accompanied by a
                                             current prospectus for The PBHG
                                             Insurance Series Fund and a
                                             Performance Update for the most
                                             recently completed calendar
                                             quarter. The prospectus sets forth
                                             details about charges, expenses,
                                             investment objectives and operating
                                             policies of the Fund. You should
                                             read the prospectus carefully
                                             before you invest. The figures in
                                             this report present past results
                                             which are not a guarantee of future
                                             results. The return and principal
                                             value of an investment in the Fund
                                             will fluctuate so that shares, when
                                             redeemed, may be worth more or less
                                             than their original cost.